UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Limbach Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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Limbach Holdings, Inc.
797 Commonwealth Drive
Warrendale, Pennsylvania 15086
April 23, 2025
Dear Stockholders,
Limbach Holdings completed another year of strong execution and record profitability in 2024, driven by our commitment to creating value for our customers and delivering sustainable growth for our investors. Our performance was anchored by the three pillars of our strategy: shifting our revenue mix, evolving our offerings, and scaling through acquisitions.
Executing Our Three-Pillar Strategy
The key to our strategy has been our first pillar – shifting our revenue mix to working directly with building owners on existing infrastructure in the Owner Direct Relationships (“ODR”) segment rather than relying on new construction projects in the General Contractor Relationships (“GCR”) segment. In 2024, approximately 67% of our total revenue came from the ODR segment, contributing approximately 75% of total gross profit dollars. This shift has significantly enhanced our margin profile and has helped to reduce our overall risk.
The second pillar of our strategy involves the evolution of our offerings to expand capabilities and drive higher margins. In 2024, we achieved a meaningful increase in total gross margin to 27.8%, up from 23.1% in 2023. This improvement reflects our commitment to providing engineered solutions that solve complex facility challenges while improving operational efficiencies.
Our third pillar is scaling our business through acquisitions. In 2024, we successfully completed two strategic acquisitions – Kent Island Mechanical and Consolidated Mechanical – which we expect to contribute approximately $6 million to our adjusted EBITDA in 2025. Acquisitions have played a key role in broadening our market reach and strengthening our position in mission-critical verticals*.
Expanding in Key Market Verticals
Our disciplined approach focuses on six mission-critical market verticals that drive consistent demand across economic cycles. Among these, healthcare is our largest and most significant vertical. We play a crucial role in ensuring the operational continuity of medical facilities, allowing them to deliver life-saving care. Each of our 20 locations prioritizes healthcare facilities with acute care, and we continue to expand our national footprint in this sector, developing reoccurring revenue streams as we strengthen our customer relationships and provide onsite account management as well as staff augmentation in certain instances.
Industrial and Manufacturing has become our second largest vertical, driven by our strategic acquisitions. We partner with facility owners to support complex systems, ensuring manufacturing processes run smoothly. Our tailored solutions address regulatory compliance, supply chain resilience, and infrastructure upgrades. By working as a trusted partner, we help customers optimize their operations and facility performance.

*    With respect to the projected 2025 Adjusted EBITDA contribution from Kent Island Mechanical and Consolidated Mechanical, a quantitative reconciliation is not available without unreasonable efforts due to the forward-looking nature and high variability, complexity and low visibility with respect to certain items, which are excluded from Adjusted EBITDA. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on future financial results. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculations of non-GAAP measures, however, may not be comparable to similarly titled measures reported by other companies. Our projection of this 2025 Adjusted EBITDA contribution is forward looking; see the statements related to forward looking statements under the heading “Cautionary Note Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2024 filed with the SEC on March 10, 2025.

We continue to see significant growth opportunities across our other four key verticals as existing buildings age and require critical upgrades to maintain optimal conditions. Our unique value proposition lies in our ability to embed dedicated teams within customer facilities, augmenting their staff and ensuring seamless system performance.
Unlike traditional engineering and construction firms focused on new buildings, Limbach serves building owners directly in existing facilities with aging infrastructure. Our approach fosters long-term customer relationships, generating repeatable revenue streams and creating a more resilient business model.
Positioned for Long-Term Success
While 2024 was a year of progress, we are still in the early stages of realizing our full potential. We see ample opportunities for growth, whether through geographic expansion, margin enhancement, or capitalizing on the infrastructure needs of mission-critical facility owners.
With a strong foundation in place, we are confident in our ability to drive sustained value creation for our customers and our stockholders.
Thank you for your continued trust and support.

Sincerely,

Michael M. McCann
President, Chief Executive Officer and Director

Limbach Holdings, Inc.
797 Commonwealth Drive
Warrendale, Pennsylvania 15086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2025
The 2025 Annual Meeting of Stockholders of the Company will be held on Wednesday, June 11, 2025, at 9:00 a.m. Eastern Daylight Time (“EDT”) solely by remote communication in a virtual-only format (the “Annual Meeting”).
You are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on April 17, 2025, the record date for the Annual Meeting. The Notice of Annual Meeting, the Proxy Statement, the accompanying proxy card and our 2024 Annual Report are available on the Company’s website at www.limbachinc.com under “Investors – Financials.” The Annual Meeting is being held for the following purposes:
1.To elect Michael M. McCann and Laurel J. Krzeminski as Class C members of our Board of Directors, each to serve for a three-year term;
2.To hold a non-binding advisory vote on the compensation of our named executive officers;
3.To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof;
4.To approve an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan; and
5.To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders interested in attending this virtual Annual Meeting are required to register by 11:59 p.m. EDT on June 10, 2025 at https://web.viewproxy.com/limbach/2025/. The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in these proxy materials for the Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions in these proxy materials will have an opportunity to vote and to submit questions electronically during the meeting.
Only stockholders of record as of the close of business on April 17, 2025 are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.
Regardless of the number of shares you own and whether you plan to attend the virtual Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website or QR code specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card or voting instruction form and returning it, or (iv) by attending the virtual Annual Meeting in accordance with the instructions provided in the Proxy Statement.
We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Michael M. McCann
Michael M. McCann
President, Chief Executive Officer and Director
April 23, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2025

This Notice of Annual Meeting and Proxy Statement and our 2024 Annual Report are available on our website at www.limbachinc.com under “Investors — Financials”

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2	PROPOSAL 2	49
PROPOSAL 1	9	PROPOSAL 3	50
DIRECTORS AND EXECUTIVE OFFICERS	10	PROPOSAL 4	56
Directors	10	REPORT OF THE AUDIT COMMITTEE	57
Executive Officers	12	RELATED PERSON POLICY AND TRANSACTIONS	59
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	14	Related Person Transactions Policy and Procedures	59
Director Independence	14	Related Person Transactions	59
Board Leadership Structure	14	OTHER MATTERS	60
Role of the Board in Risk Oversight	14	Householding of Proxy Materials	60
Meetings of the Board of Directors	16	Electronic Access to Proxy Statement and Annual Report	60
Audit Committee	17	Annex A - Reconciliation of Non-GAAP Financial Measures	61
Compensation Committee	17	Annex B - Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan	63
Nominating and Corporate Governance Committee	18
Director Nominations	19
Securityholder Communications with the Board	20
Code of Conduct and Ethics	20
Insider Trading Policy	20
Employee, Officer and Director Hedging	20
Director Compensation	20
COMPENSATION DISCUSSION AND ANALYSIS	23
Introduction	23
2024 Company Performance	23
Say on Pay	24
Compensation Philosophy, Approach and Pay Elements	24
Compensation Setting Process and Role of Compensation Consultants	26
Compensation Peer Group	27
Analysis of 2024 Compensation Decisions and Actions	27
Stock Ownership Guidelines - Executives	31
Employment Agreements with Our Named Executive Officers	32
Severance and Change in Control Arrangements	33
Executive Compensation Risk	33
Clawback Arrangements	33
Compensation Committee Interlocks and Insider Participation	33
Compensation Committee Report	34
EXECUTIVE COMPENSATION	35
PAY vs. PERFORMANCE	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46
Delinquent Section 16(a) Reports	47

Limbach 2025 Proxy Statement	Table of Contents

Limbach Holdings, Inc.

797 Commonwealth Drive
Warrendale, Pennsylvania 15086

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2025
-------------------------------------
This Proxy Statement is being furnished to our stockholders of record as of the close of business on April 17, 2025 in connection with the solicitation by our Board of Directors of proxies for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held solely by remote communication in a virtual-only format on Wednesday, June 11, 2025, at 9:00 a.m. EDT, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is April 23, 2025.
Unless we state otherwise or the context otherwise requires, references in this Proxy Statement to “we,” “our,” “us,” or the “Company” are to Limbach Holdings, Inc. a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.
How do I attend the virtual Annual Meeting?
The virtual Annual Meeting will be held solely by remote communication in a virtual-only format on Wednesday, June 11, 2025, at 9:00 a.m. EDT.
Stockholder of Record: Shares Registered in Your Name
If you were a stockholder of record at the close of business on April 17, 2025 (i.e., your shares are held in your own name in the records of the Company’s transfer agent), you must register by 11:59 p.m. EDT on June 10, 2025 at https://web.viewproxy.com/limbach/2025/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting. You may then attend the virtual Annual Meeting on June 11, 2025 at 9:00 a.m. EDT by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that will be e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a stockholder of record and you have misplaced your control number, in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you were a beneficial owner of common stock of the Company at the close of business on April 17, 2025 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:
•Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares if you wish to vote during the virtual meeting.
•Register to attend the Annual Meeting at https://web.viewproxy.com/limbach/2025/.

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You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting on June 11, 2024 at 9:00 a.m. EDT and a control number to be used for voting during the virtual Annual Meeting. You may then attend the virtual Annual Meeting on June 11, 2024 at 9:00 a.m. EDT by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that will be e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a beneficial owner and you have misplaced your control number, in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.
Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. The Company can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. EDT on June 10, 2025.
Who can vote at the virtual Annual Meeting?
Only stockholders of record at the close of business on April 17, 2025, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. As of April 17, 2025, there were 11,624,639 shares of common stock outstanding and entitled to vote. For 10 days ending on the day before the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder for any purpose germane to the meeting at the Company’s offices at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on April 17, 2025 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If at the close of business on April 17, 2025 your shares were held in an account at a brokerage firm, bank or other nominee, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct that organization regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the virtual meeting unless you request and obtain a valid proxy from your broker, bank or other nominee and submit it when you register to attend the virtual Annual Meeting.
What am I voting on?
There are four matters scheduled for a vote:
1.To elect Michael M. McCann and Laurel J. Krzeminski as Class C members of our Board of Directors, each to serve for a three-year term;
2.To hold a non-binding advisory vote on the compensation of our named executive officers;
3.To approve an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan; and
4.To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
What are the recommendations of our Board?
Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote:
•FOR the election of the nominated slate of Class C directors (see Proposal 1);
•FOR the approval of the non-binding, advisory vote on the compensation of our named executive officers (see Proposal 2);

Limbach 2025 Proxy Statement	Table of Contents
•FOR the approval of an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (Proposal 3); and
•FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (see Proposal 4).
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the virtual Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
How do I vote?
For Proposal 1, you may either vote “For” all the nominees to be a Class C member of the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2, Proposal 3 and Proposal 4 you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the virtual Annual Meeting by following the procedures set forth below, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote in person even if you have already voted by proxy.
•To vote at the virtual Annual Meeting, follow the instructions above under “How do I attend the virtual Annual Meeting?”.
•To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the virtual Annual Meeting, we will vote your shares as you direct.
•To vote by proxy over the telephone or by internet, follow the instructions on the proxy card you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. EDT on June 10, 2025 to be counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by that organization. To vote at the virtual Annual Meeting, you must first obtain a legal proxy from your broker, bank, or other nominee, and then register to attend the virtual Annual Meeting at https://web.viewproxy.com/limbach/2025/. Follow the instructions from that organization included with these proxy materials, or contact it to request a legal proxy.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on April 17, 2025.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by proxy card, by telephone, through the Internet or in person at the virtual Annual Meeting, your shares will not be voted, and your shares will count as “not present” for purposes of the establishment of a quorum for the meeting.

Limbach 2025 Proxy Statement	Table of Contents
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.
See below under “What are broker non-votes?” for more information. At the virtual Annual Meeting, only Proposal 4 is considered a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1, Proposal 2 and Proposal 3, but may vote your shares on Proposal 4.
What if I return a signed proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees to our Board, “For” the approval of the non-binding, advisory vote on the compensation of our named executive officers, “For” the approval of the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, and “For” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000 in total.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card or voting instruction form to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086.
•You may attend the virtual Annual Meeting and vote there. Simply attending the virtual meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by that organization for changing your vote.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 24, 2025 to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.
If you wish to submit a proposal to be acted on at next year’s annual meeting without including such proposal or nomination in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our Amended and Restated Bylaws no earlier than the opening of business on February 11, 2026 and no later than the close of business on

Limbach 2025 Proxy Statement	Table of Contents
March 13, 2026 to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. If next year’s annual meeting is called for a date that is before April 27, 2026 or after July 26, 2026, written notice of such proposal or nomination must be provided to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.
In addition to satisfying the requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (i) for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, (ii) for the approval of the non-binding, advisory vote on the compensation of our named executive officers (Proposal 2), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, (iii) for the approval of the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (Proposal 3), votes “For,” “Against,” abstentions and, if applicable, broker non-votes and (iv) for the ratification of the appointment of our independent registered public accounting firm (Proposal 4), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 2, Proposal 3 and Proposal 4 and thus will have no effect on the outcome of such proposals.
What are “broker non-votes”?
Under the rules of the Nasdaq Stock Market LLC (“Nasdaq”), your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by that organization. Proposal 1, Proposal 2 and Proposal 3 will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions to that organization, that entity may deliver a proxy card expressly indicating that it is NOT voting your shares, which is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum at the virtual Annual Meeting but will not count for purposes of determining the number of votes cast on Proposal 1, Proposal 2 and Proposal 3. Banks, brokers and other nominees are permitted to vote uninstructed shares on Proposal 4. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide.
How many votes are needed to approve each proposal?
•For Proposal 1, directors are elected by a plurality of the votes cast, which means that the two nominees for director receiving the most votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected as Class C members of the Board. Only votes “For” will affect the outcome.
•To be approved, Proposal 2, the approval of the non-binding, advisory vote on the compensation of our named executive officers, must receive “For” votes from the holders of at least a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal. However, because this proposal asks for a non-binding, advisory vote, there is no “required” vote that would constitute approval.
•To be approved, Proposal 3, the approval of an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•To be approved, Proposal 4, the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, must receive “For” votes from the holders of at least a

Limbach 2025 Proxy Statement	Table of Contents
majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
What is the quorum requirement?
Holders of a majority of the voting power of the Company’s issued and outstanding capital stock entitled to vote at the virtual Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the virtual Annual Meeting will have the power to adjourn the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
How do I submit questions to be answered during the question and answer session?
Prior to the virtual Annual Meeting, stockholders may submit any questions in advance through https://web.viewproxy.com/limbach/2025/. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at https://web.viewproxy.com/limbach/2025/. We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and have their shares voted electronically at the Annual Meeting.
What do I do if I need technical assistance to access the Annual Meeting?
We encourage you to access the virtual Annual Meeting prior to the start time. Online check-in will begin at 8:30 a.m. EDT, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins. Stockholders of record and beneficial owners should call Alliance Advisors at 1-866-612-8937 with any questions about attending the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please e-mail virtualmeeting@viewproxy.com for assistance.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in prior to the start of the Annual Meeting. FAQs will be made available prior to the Annual Meeting at https://web.viewproxy.com/limbach/2025/.
It is important that you review the proxy materials for the Annual Meeting previously distributed to you. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote your shares of common stock in advance of the Annual Meeting using one of the voting methods described in the proxy materials.
How can I find out the results of the voting at the virtual Annual Meeting?
Preliminary voting results may be announced at the virtual Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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What proxy materials are available on the Internet?
The Notice of Annual Meeting and Proxy Statement and 2024 Annual Report are available on our website at www.limbachinc.com under “Investors — Financials”.

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PROPOSAL 1

ELECTION OF DIRECTORS
Our Board currently consists of seven directors and is divided into three classes. The term of each directorship is three years, so that one class of directors is elected each year. All directors are elected for three-year terms and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.
In connection with the preparation for this Annual Meeting, it was determined that Gordon G. Pratt would not be re-nominated for election at this Annual Meeting, and therefore, Mr. Pratt will retire from the Board effective as of the date of the Annual Meeting. Thus, Mr. Pratt will not be standing for re-election. Mr. Pratt, who served as the Chairman of the Board from July 2016 through June 2024 and served as a Director and held the roles of president, chief executive officer (“CEO”) and vice chairman of the board of directors of 1347 Capital Corp. from 2014 until the completion of the business combination we consummated in July 2016, has contributed meaningful insight, leadership and service. Mr. Pratt was named our Chairman Emeritus in June of 2024. The Board has benefited from his extensive experience and expertise.
Our Nominating and Corporate Governance Committee is currently undertaking a process to identify, source and, if appropriate select a director to be nominated by the Board to further expand our Board.
In light of Mr. Pratt not being re-nominated, our Board class requirements under our Second Amended and Restated Certificate of Incorporation and the vacancies that will emerge in our Class C directors, among other factors, our Board, upon the recommendation of our Nominating and Corporate Governance Committee, determined that it was advisable to nominate Michael M. McCann to stand for election as a Class C director at the Annual Meeting, in an effort to divide our Board into three classes of directors, with each class as equal in number as possible.
At the virtual Annual Meeting, our stockholders will vote on the election of two Class C directors, Michael M. McCann and Laurel J. Krzeminski. The Class C directors will have a term expiring at the 2028 annual meeting of stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”

Directors are elected by a plurality of the votes cast. The two nominees for director receiving the most votes cast “FOR” such director (from the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MICHAEL M. MCCANN AND LAUREL J. KRZEMINSKI AS CLASS C MEMBERS OF OUR BOARD.

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DIRECTORS AND EXECUTIVE OFFICERS
Directors
CLASS C DIRECTOR NOMINEES
Two Directors Terms Expiring at the 2025 Annual Meeting
Michael M. McCann, 43, Director since March 2023
Michael M. McCann has served as the President and Chief Executive Officer and a Director of the Company since March 2023. Prior to his appointment as President and Chief Executive Officer and a Director of the Company, Mr. McCann served as the Company’s Executive Vice President and Chief Operating Officer since November 2019, after having been appointed Co-Chief Operating Officer, effective January 2019. Mr. McCann joined the Company in 2010 as Vice President and Branch Manager of Harper Limbach’s Tampa business unit. After growing the Tampa business for almost three years, Mr. McCann became President of Harper Limbach. His duties included all aspects of the Company’s construction operations, with primary responsibilities including oversight of risk management, sharing of best practices, and development of operational talent. Mr. McCann has a Bachelor of Science in Mechanical Engineering from Worcester Polytechnic Institute and a Master of Business Administration degree from Drexel University. Mr. McCann currently serves as a Class B director of the Board, but in an effort to divide our Board into three classes of directors, with each class as equal in number as possible he is standing for election as a Class C director at this meeting.
We believe that Mr. McCann’s qualifications to serve on our Board include: his unique perspective and understanding of Limbach’s business, culture and history; his critical insights into Limbach’s operations, strategy and competition; his strong entrepreneurial skills, as well as marketing, strategic and operational expertise and his in-depth knowledge of and key relationships in the construction industry.
Laurel J. Krzeminski, 70, Director since June 2018
Laurel J. Krzeminski has served as a Director of the Company since June 2018. Ms. Krzeminski served as the chief financial officer of Granite Construction Incorporated (NYSE: GVA) (“Granite”) from November 2010 until her retirement in July 2018. Ms. Krzeminski has also served as Granite’s executive vice president since December 2015, senior vice president from January 2013 to December 2015, vice president from July 2008 to December 2012, interim chief financial officer from June 2010 to October 2010 and corporate controller from July 2008 to May 2010. From 1993 to 2007, Ms. Krzeminski held various corporate and operational finance positions with The Gillette Company (“Gillette”) (acquired by the Procter & Gamble Company in 2005), including finance director for the Duracell and Braun North American business units, and director of Gillette’s Sarbanes-Oxley Section 404 compliance program and as Gillette’s director of corporate financial reporting. Ms. Krzeminski’s experience also includes several years in public accounting with an international accounting firm. Ms. Krzeminski is currently a member of the board of directors of Terracon Consultants, Inc. (“Terracon”). She received a B.S. in Business Administration-Accounting from San Diego State University.
We believe that Ms. Krzeminski’s qualifications to serve on our Board include her extensive experience as an executive with a large U.S. construction firm, her accounting and finance expertise and her knowledge and understanding of the construction industry.
CLASS A DIRECTORS REMAINING IN OFFICE
Terms Expiring at the 2026 Annual Meeting of Stockholders
Joshua S. Horowitz, 47, Director since March 2020
Joshua S. Horowitz has served as the Chairman of the Board since June 2024 and has served as a Director since March 2020. Mr. Horowitz is a professional investor with over 20 years of investing experience. Since January 2012, he has served as a portfolio manager and managing director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC where he manages the Palm Global Small Cap Master Fund. He was formerly director of research at Berggruen Holdings, a multi-billion dollar family office and a research analyst at Crossway Partners LP, a value strategy investment partnership.
In addition to his experience in the financial industry, Mr. Horowitz brings extensive public company board experience. Earlier in his career, he served as a director of The Lincoln General Insurance Company (private) from October 2011 to September 2015, 1347 Capital Corp. (Nasdaq: TFSC) from July 2014 to July 2016, and 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) from April 2015 to April 2018. He served as the interim chairman of the board of directors at Birner Dental Management

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Services, Inc. (OTC: BDMS) from June 2018 until the company’s sale to Mid Atlantic Dental Partners in January 2019. At the time of his service, Birner was the only publicly traded dental service organization (DSO) in the country with 67 offices and over 500 employees.
Since December, 2023, Mr. Horowitz has served as chairman of the board of BK Technologies Corporation (NYSE: BKTI). He also serves on the boards of Barnwell Industries (NYSE: BRN) and NeuroMetrix (Nasdaq: NURO). In addition, since March 2025, Mr. Horowitz has served as a director of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the business services and extended warranty industries.
Mr. Horowitz holds a B.S. in Management, manga cum laude, from Binghamton University and also studied at the Bath School of Management in the United Kingdom. Mr. Horowitz also earned a National Association of Corporate Directors (“NACD”) CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University.
We believe Mr. Horowitz’s qualifications to serve on our Board include his executive management experience with Palm Management (US) LLC, his background in investment management, corporate strategy, governance, board level consensus building, investor communications, and his extensive experience serving on the boards of both private and publicly traded companies.
Linda G. Alvarado, 73, Director since August 2021
Linda G. Alvarado has served as a Director of the Company since August 2021. Ms. Alvarado brings a wealth of experience in the construction industry, most notably as a founder, president and CEO of Alvarado Construction, Inc., a commercial general contractor, development, design/build, and construction management company in the United States and internationally. Ms. Alvarado is also an owner of the Colorado Rockies Major League Baseball Club, as well as the president of Palo Alto, Inc., and the Alvarado Restaurant Entities which owns and operates YUM! Brands restaurants in multiple states. Previously, Ms. Alvarado served as a director of several public companies in diverse industries, including 3M, Cypress AMAX Minerals, Lennox International, Pitney Bowes, Pepsi Bottling Group, Qwest Communications International, and the United Banks of Colorado.
In addition to her career experience, Ms. Alvarado was named by Hispanic Business Magazine and Latino Leaders Magazine as One of the Most Influential Hispanics in America and voted by viewers as “The Most Inspiring Latino in America” for the American Latino Television Awards. She was also featured in the 2016 and 2017 Georgia Pacific Company BRAWNY Media Campaign Celebrating Woman’s History Month. Along with U.S. Attorney General Janet Reno and Maya Angelou, Ms. Alvarado was presented the Sara Lee Corporation Frontrunner award for exemplary achievements and leadership. She was a founding member and past Chairman of the Denver Hispanic Chamber of Commerce and a Presidential Appointee as a Commissioner of the White House Initiative for Hispanic Excellence in Education. Ms. Alvarado is actively involved in supporting many charitable organizations and is also one of the founding trustees of the Colorado Latino Community Foundation, the Rose Community Foundation, and the Taco Bell Foundation.
We believe Ms. Alvarado brings to the Board of Directors her significant management and operational experience as a principal of several diverse business enterprises, as well as an understanding of finance, strategic growth planning, capital allocation, marketing, workforce and human resources issues. Ms. Alvarado’s experience as a member of other public company boards of directors contributes to her understanding of corporate governance, regulatory compliance, financial matters, and public company issues in the building and construction sector.
CLASS B DIRECTORS REMAINING IN OFFICE
Terms Expiring at the 2027 Annual Meeting
Michael F. McNally, 70, Director since September 2017
Michael F. McNally has served as a Director of the Company since September 2017. Mr. McNally has also served as a director of Granite since 2016 and is the current independent chair of the board of directors. Mr. McNally retired in December 2014 as president and CEO of Skanska USA Inc. (“Skanska”), one of the largest construction companies in the United States and a subsidiary of one of the world’s largest construction companies, Skanska AB, a position he had held since 2008. Prior to his tenure at Skanska, Mr. McNally held various management positions over a 38-year career with Fluor, Marshall Contractors, Mobil Oil and J. Ray McDermott. From 2016 to 2019 he was chair of the US Green Building Council and from 2020 to 2023 he was vice chair of the University of Rhode Island board of trustees. Mr. McNally holds a Bachelor of Science degree in Civil Engineering from the University of Notre Dame and a Master of Business Administration degree from the University of Rhode Island. He is a NACD Board Leadership Fellow, NACD Director Certified and has a NACD CERT Certificate in Cyber-Security Oversight, issued by Carnegie Mellon University.

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We believe that Mr. McNally’s qualifications to serve on our Board include his extensive experience as an executive with a major multi-national construction firm and his knowledge and understanding of the construction industry.
David R. Gaboury, 71, Director since June 2024
David R. Gaboury joined the Board in June 2024, following his tenure as board chair, CEO and president of Terracon, a 5,000+ employee-owned geo-engineering company. Mr. Gaboury joined Terracon in 1997, becoming CEO in 2002, and substantially grew the firm’s annual revenue from $75 million to $750 million. Prior to Terracon, he was with Woodward Clyde Group Inc. for 15 years, serving as COO and president of Woodward Clyde Consultants for the last five years.
Mr. Gaboury currently holds the position of chair emeritus at Terracon. He also serves as a member of the board of directors of Smith Seckman Reid, Inc. (lead director), RS&H, Inc. (board chair) and Weston Solutions, Inc. Further, he serves as a board member of a private company named Hall’s Culligan, a 1,000-person water distribution company.
Mr. Gaboury’s previous leadership roles include chair of the board of directors of Olathe Medical Center, trustee chair of Olathe Medical Services, board member of the Construction Industry Round Table, and president of ASFE/The Geoprofessional Business Association. In 2013, Mr. Gaboury was selected as an Ernst & Young Entrepreneur of the Year award winner. Mr. Gaboury received a Bachelor of Science degree in Civil Engineering from the University of Massachusetts Amherst, a Master of Science degree in Civil Engineering from the Massachusetts Institute of Technology and is a graduate of Harvard Business School, Advanced Management Program. Mr. Gaboury is also a licensed professional engineer.
We believe that Mr. Gaboury’s qualifications to serve on our Board include his extensive experience as an executive with a major national consulting engineering firm and his knowledge and understanding of the construction industry.
Executive Officers
Our current executive officers are as follows:

Name	Age	Title
Michael M. McCann	43	President, Chief Executive Officer and Director
Jayme L. Brooks	54	Executive Vice President and Chief Financial Officer
Jay A. Sharp	59	Regional President, Northeast and Midwest
Nicholas S. Angerosa	48	Regional President, Southeast
The following is biographical information of our executive officers:
Michael M. McCann. Information concerning Mr. McCann is set forth above under “Directors and Executive Officers.”
Jayme L. Brooks. Ms. Brooks has served as the Executive Vice President and Chief Financial Officer of the Company since October 2019. Ms. Brooks served as executive vice president and chief financial officer of Capstone Turbine Corporation, a publicly traded manufacturer of microturbine energy systems, from April 2019 until September 2019, and as its chief financial officer and chief accounting officer from April 2015 to April 2019. Previously, Ms. Books also served as vice president of financial planning and analysis, interim chief accounting officer and director of financial reporting of Capstone Turbine Corporation. Previously, she served as vice president and controller of Computer Patent Annuities North America LLC, a company providing solutions for intellectual property management, including renewal services, software tools and portfolio management. Ms. Brooks holds a Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara and a Master of Business Administration degree from the Fuqua School of Business at Duke University. Ms. Brooks is a Certified Public Accountant (active) licensed in California.
Jay A. Sharp. Mr. Sharp has served as the Regional President of the Northeast and Midwest regions of the Company since January 2025. Previously, Mr. Sharp has served as the President of the following entities: Limbach Company LLC, Limbach Company LP, Jake Marshall LLC and Limbach Facility & Project Solutions LLC since January 2023. Prior to his appointment as President to certain of the Company’s entities, Mr. Sharp served as the Company’s Executive Vice President, Regional Manager since March 2020, in which he had oversight for the Midwest region of the Company. Mr. Sharp also ran the Company’s Ohio business unit from August 2005 to March 2020 and served in various capacities at the Company from 1990 to 2006. Mr. Sharp received his bachelor’s degree in 1988 from Messiah College through a partnership with Temple University in Philadelphia, PA, and completed Columbia University’s Senior Executive Management program in 2013. Mr. Sharp has played an active role in the construction industry serving on the board of MCACO and has been a labor management trustee for Local 24 from 2011 through 2021.

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Nicholas S. Angerosa. Mr. Angerosa has served as the Regional President of the Southeast region of the Company since January 2025. Previously, Mr. Angerosa served as President of Harper Limbach since July 2020, which includes the following entities: Harper Limbach LLC and Harper Limbach Construction LLC. Prior to his appointment as President of Harper Limbach, Mr. Angerosa served as the Company’s Senior Vice President and Branch Manager from May 2018 to July 2020, in which he oversaw the Tampa business unit. Before joining Harper Limbach, Mr. Angerosa worked as a project manager and division manager with The Poole & Kent Company of Florida, a specialty mechanical and general contractor, from October 1996 to May 2012.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Composition
The following information is provided regarding our directors as of April 22, 2025.
Board Skills Matrix
The table below summarizes certain of the key experiences, qualifications, skills, and attributes that our directors bring to the Board to enable effective oversight. This table is intended to provide a summary of skills and qualifications of our directors, shown as a percentage of our directors that bring such skills and qualification to the Board, and is not a complete list of each director’s strengths or contributions to the Board. Additional details on each director’s experiences, qualifications, skills, and attributes are set forth in their biographies.
Director Independence
Pursuant to Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed the relevant identified transactions or relationships between each of our

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directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. Horowitz, McNally, Gaboury and Pratt and Mmes. Krzeminski and Alvarado meets the standards of independence under the applicable Nasdaq listing standards. In making this determination, our Board found all of our directors (other than Mr. McCann, our President, Chief Executive Officer and Director) to be free of any relationships that would impair his or her individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (collectively referred to as the “Committees”) is independent under Nasdaq Rule 5605(a)(2).
Board Leadership Structure
Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as non-executive Chairman or Lead Director. Under our current structure, Mr. Horowitz, who was elected as the Chairperson of the Board effective as of the closing of the 2024 Annual Meeting, serves as non-executive Chairman and as such we do not have a Lead Director. As Chairman of our Board, Mr. Horowitz has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board.
We believe that separation of the positions of Chairman and President and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs and is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders.
Role of the Board in Risk Oversight
Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from Committees and members of senior management to enable our Board to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic, and reputational risk.
As it relates to cybersecurity risks, the Board as a whole is actively involved in oversight of the Company’s risk management framework and the Company’s cybersecurity risk management practices are strategically integrated into its broader risk management framework to promote a company-wide culture of cybersecurity risk management. This integration attempts to ensure that cybersecurity considerations are an integral part of decision-making processes throughout the Company. For more information regarding oversight of cybersecurity risks, see Item. 1C in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 10, 2025.
The Board has delegated to certain Committees oversight responsibility for those risks that are directly related to their respective areas of focus, as follows:
•Our Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management as it relates to risks that could impact the financial reporting of the Company, including our major financial risk exposures and financial risk management strategies, including the use of derivatives and the use of any hedging transactions related to credit agreements that the Company may enter into (e.g., interest rate hedges, swaps, interest rate collars or other similar means of the Company hedging interest rate risk) and risk oversight matters and the implications insurance matters may have on the Company’s financial position and/or financial statements.
•Our Compensation Committee, together with its independent compensation consultant, Compensation Advisory Partners (“CAP”), assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Company has reviewed its compensation policies and practices and has concluded that they are not reasonably likely to have a material adverse effect on the Company.
•Our Nominating and Corporate Governance Committee oversees corporate governance risks, including matters relating to the composition and organization of the Board and recommends to the Board how its effectiveness can be improved by changes in its composition and organization.
Each of these Committees routinely reports to the Board on the management of these specific risk areas. To permit the Board and its Committees to perform their respective risk oversight roles, individual members of management who supervise the

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Company’s risk management report directly to the Board or the relevant Committee responsible for overseeing the management of specific risks, as applicable. For this purpose, management has a high degree of access and communication with the Board and its Committees.
The Board believes that open and constructive communication between management and the Board is essential for effective risk management and oversight. Members of the Company’s senior management regularly attend Board and committee meetings and are available to address any questions or concerns raised on matters related to risk management. The Board and its Committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board.
Meetings of the Board
Our business, property and affairs are managed under the oversight of our Board. Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.
The full Board held eight meetings in 2024. The standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charter for each of our standing Board committees is posted on our website at www.limbachinc.com under “Investors — Corporate Governance.” Each incumbent director attended 75% or more of the meetings of the full Board and the total number of meetings held by all Board committees on which they served during the period for which such persons were a member of our Board. Our Board is also encouraged to attend our Annual Meetings. Six of our current directors attended our 2024 Annual Meeting, including Mr. Gaboury who attended as a guest prior to becoming elected to the Board at that meeting.
Effective as of the close of our 2024 Annual Meeting, we disbanded both the Executive Committee and Finance Committee, in which certain of the standing responsibilities of the Finance Committee were assumed by the full Board and certain of the standing responsibilities were delegated to the Audit Committee.
The following table provides information on the Board’s three standing Committees and their current members.

Board Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael M. McCann			
Joshua S. Horowitz, Board Chair	Member	Member	
Linda G. Alvarado	Member		Chair
David R. Gaboury		Member	Member
Laurel J. Krzeminski	Chair		
Michael F. McNally		Chair	Member
Gordon G. Pratt		Member	Member

Key: Member (person icon) Chair (gavel icon)

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Below is a description of each Committee of our Board.
Audit Committee
Each member of the Audit Committee is financially literate and our Board has determined that Laurel J. Krzeminski qualifies as an “audit committee financial expert” as defined in the applicable SEC rules because she meets the requirements for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include, among other things:
•reviewing with management and the Company’s independent auditor the Company’s annual and quarterly financial statements and recommends to the Board whether such financial statements should be included in the Company’s periodic reports filed with the SEC;
•reviewing analyses prepared by management or the Company’s independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•discussing with management major risk assessment and financial management risk policies that could impact the financial reporting of the Company, including with respect to assessment and management of data security and cybersecurity risks;
•reporting to the Board on the Audit Committee’s activities on a regular basis;
•monitoring the independence of the independent auditor;
•assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit required by law;
•exercising oversight of related-party transactions;
•pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•appointing or replacing (subject to stockholder ratification, if deemed advisable by the Board) the independent auditor;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and
•performing such other activities consistent with the Audit Committee Charter, the Company’s Certificate of Incorporation and governing law as the Audit Committee deems necessary or as the Board may direct.
There were seven meetings of the Audit Committee in 2024 and the Audit Committee’s incumbent members attended 75% or more of the meetings of the Audit Committee during 2024.
Compensation Committee
The Compensation Committee is responsible for overseeing matters relating to compensation of our CEO and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include, among other things:
•reviewing and advising the Board regarding our compensation philosophies and policies;
•reviewing and approving the performance measures and the performance goals for senior leadership team members (the “SLT”) who participate in our compensation plans and review the performance results under such measures and goals;
•determining and approving the compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites) of the CEO as required by the Nasdaq rules and the other SLT members;
•reviewing and making recommendations to the Board regarding non-employee director compensation;
•making recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and administer such plans;

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•approving grants of equity awards to all SLT members and directors under the Company’s equity compensation plans;
•approving grants of equity awards to all other eligible individuals under the Company’s equity compensation plans, subject to and in accordance with the terms of such plans and such procedures or guidelines with respect to the grant of equity awards as may be adopted from time to time by the Board.
•reviewing and approving compensation-related matters outside the ordinary course, including, but not limited to, as it relates to the SLT’s employment agreements, severance or change-in-control plans or arrangements, similar such arrangements and all material amendments thereto;
•monitoring and assessing risks associated with the Company’s compensation policies and consult with management regarding such risks;
•reporting to the Board on the Compensation Committee’s activities on a regular basis;
•reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”) of our proxy statements and annual reports on Form 10-K by the rules and regulations of the SEC with management, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included;
•monitoring our compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits;
•overseeing our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under the Nasdaq rules that, with limited exceptions, stockholders approve equity compensation plans.
•Assessing the results of the Company’s advisory votes on executive compensation as the Compensation Committee determines appropriate;
•if required, producing the annual Compensation Committee Report for inclusion in our proxy statement in compliance with the rules and regulations promulgated by the SEC;
•administering any clawback policy of the Company related to compensation clawbacks, including any such policy designed to comply with Section 10D of the Exchange Act and any other related policies;
•periodically reviewing, as necessary, advisable or appropriate, policies or procedures regarding the clawback or recoupment of incentive compensation that applies to the SLT. The Compensation Committee will also have the authority to act on any clawback policy or similar right of the Company regardless of where such right is contained where the Compensation Committee has specifically been designated from time to time as having such authority;
•coordinating and working with the Nominating and Corporate Governance Committee of the Board to implement compensation matters and compensation changes that support and align with the human capital management strategies, initiatives and actions as have been overseen by the Nominating and Corporate Governance Committee or the Board; and
•performing such other activities consistent with the Compensation Committee Charter, the Company’s Certificate of Incorporation and governing law as the Compensation Committee deems necessary or as the Board may direct.
There were five meetings of the Compensation Committee in 2024 and its incumbent members attended 75% or more of the meetings of the Compensation Committee during 2024.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include, among other things:
•identifying, selecting candidates and recommending to the Board individuals qualified and suitable to serve as directors of the Company;
•making recommendations regarding the size, structure and composition of the Board and its Committees;

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•overseeing, reviewing and periodically recommending matters concerning the Company’s corporate governance policies and stockholder engagement;
•reporting to the Board on the Nominating and Corporate Governance Committee’s activities on a regular basis;
•reviewing our policies and programs concerning corporate social responsibility, including any policies related to environmental, social and corporate governance;
•providing Board oversight on our human capital management;
•overseeing the Board evaluation process;
•performing such other activities consistent with the Nominating and Corporate Governance Committee Charter, the Company’s Certificate of Incorporation and governing law as the Nominating and Corporate Governance Committee deems necessary or as the Board may direct.
There were five meetings of the Nominating and Corporate Governance Committee in 2024 and its incumbent members attended 75% or more of the meetings of the Nominating and Corporate Governance Committee during 2024.
Director Nominations
The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Chairman and Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee prior to their nomination and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach. The general criteria the Nominating and Corporate Governance Committee considers important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) compliance with legal and Nasdaq listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board among others. While considering the preceding criteria, the Nominating and Corporate Governance Committee seeks to have a Board that reflects a variety of backgrounds, educational experiences, business experiences, genders, races, ethnicities, cultures, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and considers these attributes when assessing the composition of the Board.
The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the Executive Vice President – Legal & Risk Management of the Company at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting — When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s Amended and Restated Bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated.
The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

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Securityholder Communications with the Board
Securityholders who wish to communicate with the Board or an individual director, may send a written communication to the Board or such director addressed to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. Each communication must set forth:
•the name and address of the securityholder on whose behalf the communication is sent; and
•the number of our shares that are owned beneficially by such securityholder as of the date of the communication.
Each communication will be reviewed by our Executive Vice President – Legal & Risk Management to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Communications determined by our Executive Vice President – Legal & Risk Management to be appropriate for presentation to the Board or such director will be submitted to the Board Chairman, the Board or such director on a periodic basis.
Code of Conduct and Ethics
We have adopted a code of conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of conduct and ethics is available on our website at www.limbachinc.com under “Investors — Corporate Governance.”
Insider Trading Policy
Our Board has adopted an insider trading policy governing the purchase, sale, and other transactions in our securities by our directors, officers, employees and certain other covered persons. We believe our insider trading policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards.
Employee, Officer and Director Hedging
As part of our insider trading policy, we have certain anti-hedging prohibitions for our officers and directors which prohibits these individuals from engaging in transactions (including, without limitation, prepaid variable forward contracts, equity swaps, collars, units of exchange funds, and other derivatives) that are designed to hedge or offset, or that may reasonably be expected to have the effect of hedging or offsetting, a decrease in the market value of our securities. To our knowledge, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
Director Compensation
We have adopted a compensation program for our non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board. The table below sets forth the 2024 annual cash compensation for our non-employee directors.
Cash Compensation

Role	2024 Annual Cash Compensation
All Non-Employee Directors	$60,000
Chair of the Board	$50,000
Committee Chairs
Audit	$40,000
Nominating and Corporate Governance	$20,000
Compensation	$20,000
Finance(1)	$40,000
Executive(1)	$—

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(1)    The Finance Committee and Executive Committee were disbanded effective as of the close of the 2024 Annual Meeting with certain committee responsibilities being assumed by the full Board, Audit Committee or otherwise delegated as the Board determined appropriate. The Chair of the Finance Committee received a pro-rated portion of the 2024 annual cash compensation through the date of the 2024 Annual Meeting.
In addition to the annual cash compensation, non-employee directors are eligible to be reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at Board and Committee meetings. Directors receive no additional compensation for Board or Committee meeting attendance. Members of our Board who are also our employees do not receive compensation for their services as directors.
Equity Compensation
Our non-employee directors are also eligible to receive equity-based awards as compensation for their services as directors. Our current non-employee director RSU awards are pro-rated based on the date the director is either elected or appointed to the board. In January 2024, each of our non-employee directors received equity-based awards as compensation for their services as directors in the form of RSU grants based on a value of $85,000 worth of our common stock. These RSUs are subject to service-based vesting that vest on a one-year cliff from the date of grant.
The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2)(3) ($)	All Other Compensation ($)	Total ($)
Joshua S. Horowitz(4)	105,467	87,030	—	192,497
Laurel J. Krzeminski	100,000	87,030	—	187,030
Gordon G. Pratt(4)	82,665	87,030	—	169,695
Michael F. McNally(5)	80,000	87,030	—	167,030
Linda G. Alvarado(6)	70,934	87,030	—	157,964
David R. Gaboury(7)(8)	32,967	49,362	—	82,329
Norbert W. Young(9)	36,264	87,030	—	123,294
(1)    As required by SEC rules, amounts shown present the aggregate grant date fair value of RSU awards granted to our non-employee directors during 2024, calculated in accordance with FASB ASC Topic 718. The grant date fair value was based on the closing price of our common stock, as reported on Nasdaq, on the date of grant, which was $45.47 per share of common stock on January 1, 2024.
(2)    The number of shares granted to our non-employee directors during 2024 was based on a 10-day VWAP of our common stock of $44.41, which was calculated as the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading two days immediately preceding the grant date.
(3)    As of December 31, 2024, our non-employee directors held unvested service-based RSUs (in shares of common stock) as follows: Mr. Horowitz: 1,914; Ms. Krzeminski: 1,914; Mr. Pratt: 1,914; Mr. McNally: 1,914; Ms. Alvarado: 1,914 and Mr. Gaboury: 826.
(4)    Effective as of the closing of the 2024 Annual Meeting, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, acted to elect Mr. Horowitz as the Chairperson of the Board. In addition, in connection with this election as Chairperson, Mr. Pratt was elected to the newly created role of Chairman Emeritus and continued to serve as a Class C Director. Mr. Pratt’s role as Chairman Emeritus has been established in accordance with Section 6.1 of the Company’s Amended and Restated Bylaws and a resolution of the Board. The fees earned by Messrs. Horowitz and Pratt, as disclosed in the table above, are pro-rated based on their respective service to the Board in fiscal year 2024.
(5)    Prior to the 2024 Annual Meeting, Mr. McNally served as the Chair of the Nominating and Corporate Governance Committee. Effective as of the close of the 2024 Annual Meeting, Mr. McNally became Chair of the Compensation Committee.
(6)    Effective as of the close of the 2024 Annual Meeting, Ms. Alvarado became Chair of the Nominating and Corporate Governance Committee. The fees earned by Ms. Alvarado, as disclosed in the table above, are pro-rated based on her respective service to the Board in fiscal year 2024.
(7)    Mr. Young’s term ended at the close of the 2024 Annual Meeting, at which point he retired from the Board. In conjunction with Mr. Young’s retirement, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, acted to nominate Mr. Gaboury as a Class B Director to fill the empty seat on the Board left by Mr. Young’s retirement. The amounts disclosed in the table

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above are pro-rated based on their respective service to the Board in 2024. However, Mr. Young’s stock award granted on January 1, 2024 fully vested at the time of his retirement.
(8)    In conjunction with Mr. Gaboury’s appointment to the Board, the Company granted Mr. Gaboury 826 RSUs (in shares of common stock), which remained unvested as of December 31, 2024. The grant date fair value was based on the closing price of our common stock, as reported on Nasdaq, on the date of grant, June 13, 2024, which was $59.76 per share of common stock.
Stock Ownership Guidelines - Non-Employee Directors
The Board has established stock ownership guidelines for our non-employee directors to reinforce the importance of aligning the interests of our directors and stockholders. The guidelines for non-employee directors generally require directors to meet an equity ownership level with a value equal to or greater than three times their annual cash compensation, excluding cash compensation received for serving as either the Chair of the Board or as a Committee chair. Non-employee directors have five years (effective beginning after the date the guidelines were approved (December 7, 2023) or after joining the Board as a new member) to achieve the required stock ownership guidelines. This description of the stock ownership guidelines is qualified by their entirety by the stock ownership guidelines themselves.
The following table sets forth each non-employee director’s ownership as of December 31, 2024 (the compliance date under the stock ownership guidelines) for stock ownership guidelines purposes:

Name	Stock Ownership(1) (#)	Value of Stock Ownership(2) ($)	Ownership Guideline	Current Ownership Multiple
Joshua S. Horowitz	41,829	3,703,880	3.0x	61.7x
Laurel J. Krzeminski	35,496	3,143,105	3.0x	52.4x
Gordon G. Pratt	43,696	3,869,200	3.0x	64.5x
Michael F. McNally	58,423	5,173,248	3.0x	86.2x
Linda G. Alvarado	29,204	2,585,960	3.0x	43.1x
David R. Gaboury	2,897	256,524	3.0x	4.3x
(1)    In accordance with the Company’s stock ownership guidelines for its non-employee directors, the measurement of stock ownership is based on shares directly owned, shares beneficially owned by an immediate family member, shares owned by a revocable trust of which the non-employee director is a trustee, shares irrevocably gifted by a non-employee director to a family trust, and any unvested service-based RSUs. As such, the numbers of equivalent shares in this column may differ from owned shares for SEC reporting purposes.
(2)    The amounts in this column were calculated in accordance with the stock ownership guidelines by multiplying the holdings in the Stock Ownership column by the average closing price of our common stock over the 90-day trading period prior to December 31, 2024.

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COMPENSATION, DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis provides:
•an overview and analysis of the Company’s executive compensation program;
•the material decisions made with respect to 2024 compensation for the named executive officers (“NEOs”) (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K); and
•the material factors considered in making those decisions.
The CD&A focuses on the compensation paid or awarded to our NEOs unless noted otherwise.
Named Executive Officers
Our NEOs for 2024 were as follows:

Name	Title
Michael M. McCann	President, Chief Executive Officer and Director
Jayme L. Brooks	Executive Vice President and Chief Financial Officer
Jay A. Sharp	Regional President, Northeast and Midwest
Nicholas S. Angerosa	Regional President, Southeast
The Board has delegated to the Compensation Committee the duty of designing and overseeing the Company’s executive compensation program. The Compensation Committee is comprised entirely of independent (pursuant to Nasdaq and SEC rules, and the Company’s own Independence Guidelines) members of the Board.
The Company’s executive compensation program is designed to:
•provide competitive total compensation consistent with job scope, experience, and related skills;
•link bonus opportunities to the Company’s performance;
•grant equity compensation at competitive levels, a significant portion of which is performance-based;
•avoid unnecessary and imprudent risks; and
•attract and motivate talented executive officers and minimize turnover of senior-level Company employees, which the Company believes contributes to the stability and continuity of senior leadership.
2024 Company Performance
Limbach is a building systems solutions firm that partners with building owners and facilities managers who have mission critical mechanical (heating, ventilation and air conditioning), electrical and plumbing infrastructure. We strive to be an indispensable partner to our customers by providing services that are essential to the operation of their businesses. We work with building owners primarily in six vertical markets: healthcare, industrial and manufacturing, data centers, life science, higher education, and cultural and entertainment. We have approximately 1,400 team members in 20 offices across the eastern United States. Our team members uniquely combine engineering expertise with field installation skills to provide custom solutions that leverage our full life-cycle capabilities, which allows us to address both the operational and capital projects needs of our customers.
We operate in two segments, (i) Owner Direct Relationships, in which we perform owner direct projects and/or provide maintenance or service primarily on mechanical, plumbing or electrical systems, building controls and specialty contracting projects to existing buildings direct to, or assigned by, building owners or property managers, and (ii) General Contractor Relationships, in which we generally manage new construction or renovation projects that involve primarily mechanical, electrical, and/or plumbing (“MEP”) services awarded to the us by general contractors or construction managers.

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Our 2024 highlights included the following:*
•Record full-year net income of $30.9 million, or $2.57 per diluted share, compared to $20.8 million, or $1.76 per diluted share.
•Record adjusted net income of $43.2 million, or $3.60 per adjusted diluted earnings per share, compared to adjusted net income of $29.2 million, or $2.48 per adjusted diluted earnings per share.**
•Record full-year adjusted EBITDA of $63.7 million, up 36.1% from $46.8 million.**
•ODR revenue increased 31.9%, or $83.5 million, to $345.5 million accounting for 66.6% of total revenue.
•Record full-year total gross profit of $144.3 million, an increase of 20.9% from $119.3 million.
•Completed two strategic acquisitions.
*    A full discussion of our fourth quarter and full-year 2024 results, as well as a discussion of non-GAAP components, can be found in our earnings press release filed on Form 8-K with the SEC on March 10, 2025.
**    See the description of the non-GAAP financial measures and reconciliation of the non-GAAP financial measures to the most comparable GAAP measures in the tables included in Annex A.
Pay For Performance
We have designed our compensation programs to reward our key executive officers for their contributions to our short- and long-term performance and to be competitive with programs offered by companies with which we compete for executive officer talent. We believe that the pay of our NEOs should be directly linked to performance; thus, our compensation programs are designed to reward strong financial performance.
Say on Pay
At our 2024 Annual Meeting, approximately 96% of the votes represented and entitled to vote on the Say on Pay proposal voted in support of an advisory resolution regarding the compensation of our NEOs. These results demonstrated strong stockholder support for our overall executive compensation program. The Compensation Committee considered this vote and determined that our current practices and processes did not require any current significant modifications to address stockholder concerns. The Compensation Committee will continue to consider the outcome of these annual advisory votes when considering future executive compensation arrangements.
Compensation Philosophy, Approach and Pay Elements
We have a straightforward and transparent compensation program that is linked to our strategy and the drivers of long-term stockholder value. It is based on our pay for performance methodology, and we use operating performance metrics that are important to our business. To be successful, we need to attract and retain executives and employees who are talented and motivated to grow long-term stockholder value.
There are four central elements of our executive total compensation:
1.base salary – cash-based;
2.short-term incentives – cash based, and based on percentages of executive base salaries;
3.long-term incentives – equity-based, comprising of service-based and performance-based RSUs; and
4.benefits – health and retirement benefit plans.

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Pay Element	Purpose	Key Characteristics
Base Salary	•Provide a fixed level of cash compensation for performing day-to-day functions •Competitive base pay to attract and retain executive talent
•Levels are evaluated annually by the Compensation Committee
•For 2024, base salaries were established based on a number of factors, including each executive’s performance and time in his or her role, advice from the Compensation Committee’s independent compensation consultant, analysis of peer group survey data and economic conditions

Short-Term Incentive Plan	•Reward annual financial performance
•Target awards are established as a percentage of base salary
•Each award’s target opportunity is based on the achievement of objective, pre-established goals related to our yearly Adjusted EBITDA performance

Long-Term Incentive plan
•Reward long-term Company performance
•Encourage focus on growing stockholder value
•Align management’s interests with stockholders’ interests
•Encourage retention of key executives, stability, and continuity of leadership

•Granted as a percentage of the NEOs base salary
•Awards are provided through a combination of service-based (one-third) and performance-based (two-thirds) RSUs
•Service-based RSUs vest ratably over a three-year period
•Performance-based RSUs vest fully at the end of the three-year period based on the achievement of objective, pre-established goals related to our average Adjusted EBITDA Margin percentage over the performance period and meeting certain minimum performance thresholds

Benefits	•Attract and retain strong executive talent •Provide basic financial stability	•Participation in health and retirement benefit plans, generally on the same terms as all other full-time employees of the Company
Structuring a balanced, fair and properly-crafted compensation program for our executives is essential in promoting our high-performance culture and contributes to our success. Our compensation philosophy begins with the recognition that our success depends on the talent of our people. To encourage high level performance of our executives, we have constructed a compensation plan that rewards the behavior of our executives in pursuit of the following three broad philosophical tenets and goals:
•Attract and retain an excellent management team. A high performing team is critical to our success as a company. Developing and strengthening our corporate relationships with our customers and suppliers over the long term enables our business to grow profitably. Also important is the consistency of leadership in support of our corporate mission, executing our strategy, and sustaining our high-performance culture.
•Enable Limbach to recruit strong leaders as we grow our business and expand our project and service offerings. We were able to recruit our NEOs because of our culture and compensation packages that aligned their performance with our strategy of creating value. Our approach in aligning our compensation plans to our strategy has been an important reason for our recruiting successes.
•Reward our executives fairly and provide proper and balanced incentives for long-term value creation. We want to provide a level of annual base compensation that is fair. When our executives perform at a level of high achievement, we reward them with attractive but capped annual cash bonus awards. In years when performance measures are not met, they may receive little or no bonus. In terms of long-term incentives, we believe that the opportunity to participate in the growth in value of our share price links pay to performance. We provide equity incentives to align management’s interests with those of stockholders, and we maintain robust stock ownership guidelines to instill that mindset.
In setting compensation levels, we annually review a range of market data to ensure that our pay is appropriately positioned as compared to other similarly situated executives. All compensation elements for our executives are initially targeted at the median (50th percentile) of our competitive marketplace for talent and positioned within a reasonable range based on actual experience and performance. The actual positioning of target compensation relative to the market varies based on each executive’s experience, skill set, performance and potential and generally results in executives who are new in their role being placed lower in the range and those with more experience being placed higher in the range. Any executive below the targeted compensation level should be brought within the competitive range over a multi-year period.

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We assess the effectiveness of our compensation programs regularly and use the services of an independent compensation consultant, CAP, which provides us with research information and data. CAP serves as a resource to our Compensation Committee, providing information on new developments, best practices and trends in compensation practices. However, the Compensation Committee makes its own decisions, uses its own judgment and comes to its own conclusions relating to plan design and compensation. All of our Compensation Committee members are independent, as defined by applicable regulations.
As is customary in our industry, we also provide modest levels of perquisites, described later, to our NEOs and participation in other benefit programs that are generally available to our employees (e.g., health care, disability, life insurance, an employee stock purchase plan and retirement plans). Refer to the “Summary Compensation Table” for additional information on these perquisites and benefits.

	What we do:		What we don’t do:
☑	Align short- and long-term incentive plan targets with business goals and stockholder interests	☒	Provide excise tax gross-up payments
☑	Conduct an annual say on pay advisory vote	☒	Reward executives for taking excessive, inappropriate or unnecessary risks
☑	Retain an independent compensation consultant to advise our Compensation Committee	☒	Allow repricing or backdating of equity awards
☑	Use performance metrics that compare our performance to external benchmarks	☒	Spring-load equity awards
☑	Maintain an insider trading policy	☒	Provide guaranteed salary increases or guaranteed bonuses
☑	Maintain a clawback policy that applies to NEOs	☒	Award incentives for below-threshold performance
☑	Maintain a stock ownership policy for executive officers	☒	Pay dividends on unearned or unvested equity awards
☑	Re-evaluate and update the composition of our peer group regularly	☒	Have single trigger vesting on our equity-based compensation awards or in our change in control agreements
☑	Maximum payout cap applied to incentive plans	☒	No hedging or pledging for any employee, including our officers and directors
☑	Pay for performance, with a significant portion of target compensation at risk	☒	No excessive perks
Compensation Setting Process and Role of Compensation Consultants
Our Board has delegated to the Compensation Committee the responsibility of administering executive compensation and benefit programs, policies and practices. The Compensation Committee is composed entirely of individuals who are independent directors under the independence standards of the Nasdaq and SEC, including the enhanced independence requirements for Compensation Committee members. The Compensation Committee may also delegate certain matters to a subcommittee in its discretion. The performance of the management team is reviewed relative to performance measures, and compensation levels for our NEOs are reviewed and approved on an annual basis.
To assist in the compensation setting process, the Committee has engaged CAP, an independent executive compensation consultancy firm, to provide information and advice regarding compensation and benefit levels and incentive plan designs. CAP is engaged by, and reports directly to, the Compensation Committee, which has the sole authority to hire or fire CAP and to approve fee arrangements for work performed. The Compensation Committee has authorized CAP to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee. The Compensation Committee annually assesses the independence of CAP and concluded that CAP’s work does not raise any conflict of interest.
In particular, the Compensation Committee retains CAP to prepare compensation plan reviews, identify general trends and practices in executive compensation programs, provide information on new developments related to compensation, assist in selecting the appropriate peer group, prepare a market analysis of target total compensation for the NEOs based on comparable and similarly-sized companies, and furnish its input regarding the compensation and incentives of the CEO and other executives.
The Compensation Committee meets with management and CAP regularly throughout the course of the year. The Compensation Committee reports to the entire Board at regularly scheduled Board meetings on its activities, the research commissioned from our compensation consultant and on the Compensation Committee’s specific compensation deliberations and decisions that directly affect our executive leadership team, as is appropriate.

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Compensation Peer Group
The Compensation Committee believes that it is appropriate to utilize compensation benchmarking studies of our peer and competitor companies to establish initial compensation targets because the competitiveness of our compensation practices greatly influences our ability to attract, motivate and retain top executive officer talent, which is an important determinant of our business success. However, the Compensation Committee believes compensation benchmarking studies should be considered only as a point of reference for measurement and not as the determinative factor for our NEOs’ compensation. The results of the studies do not supplant the significance of the individual performance of our NEOs that the Compensation Committee considers when making compensation decisions. Because the information provided by compensation benchmark studies is just one of the pieces of information that is used in setting executive compensation, the Compensation Committee has discretion in determining the nature and extent of its use. Further, the Compensation Committee has discretion to determine the frequency of performing benchmarking and other studies.
We annually compare our compensation program with those companies in a peer group that the Compensation Committee evaluates together with CAP (the “Peer Group”). The companies selected for inclusion in the Peer Group, which are listed below, were selected on the basis of a number of factors, including similar industry characteristics, organization size and financial characteristics such as revenues and market capitalization, as well as companies we compete with for talent.
The companies included in the Peer Group for the evaluation of 2024 executive compensation are as follows:

Executive Compensation Peer Group 2024
Comfort Systems USA	NV5 Global	Bel Fuse Inc.	Thermon Group Holdings, Inc.
IES Holdings	CSW Industrials, Inc.	Key Tronic Corporation	NN, Inc.
Sterling Infrastructure	Orion Group Holdings	Willdan Group, Inc.	Bowman Consulting Group, LTD.
Ameresco	Great Lakes Dredge & Dock	L.B. Foster Company	Northwest Pipe Company
INNOVATE Corp.	Enerpac Tool Group Corp.	Exponent, Inc.	The Eastern Company
Analysis of 2024 Compensation Decisions and Actions
Base Salary. Base salaries are intended to provide our NEOs with a level of competitive cash compensation that is critical for retention and appropriate given their positions, responsibilities and accomplishments with the Company. The Compensation Committee is responsible for recommending the base salaries for each of the NEOs, consistent with the employment arrangements referenced below. Annual base salaries are paid in cash and the amounts are reviewed annually by the Compensation Committee where upon recommendations of increases are made after such evaluations.
Below outlines the increases in base salary compensation for 2024 approved by the Compensation Committee:

Name	2024 Base Salary	2023 Base Salary	Percentage Change
Michael M. McCann(1)	$700,000	$600,000	16.7%
Jayme L. Brooks(2)	$505,986	$477,345	6.0%
Jay A. Sharp(3)	$463,840	$446,000	4.0%
Nicholas S. Angerosa(4)	$385,000	$350,000	10.0%
(1)    The 2023 base salary for Mr. McCann represents his initial base salary following his appointment to President and CEO on March 29, 2023 and is not indicative of the salary actually paid to Mr. McCann as reported within the Summary Compensation Table.
(2)    The 2023 base salary for Ms. Brooks represents her base salary following a mid-year increase on July 1, 2023 and is not indicative of the salary actually paid to Ms. Brooks as reported within the Summary Compensation Table.
(3)    The 2023 base salary for Mr. Sharp represents his initial base salary following his appointment to President of certain Limbach entities on January 17, 2023 and is not indicative of the salary actually paid to Mr. Sharp as reported within the Summary Compensation Table.
(4)    The 2023 base salary for Mr. Angerosa represents his initial base salary following his appointment to President of Harper Limbach on January 17, 2023 and is not indicative of the salary actually paid to Mr. Angerosa as reported within the Summary Compensation Table.
Short-term incentives. Our practice is to award cash incentive bonuses for the achievement of performance measures linked to our strategy. Short-term incentives are designed to provide pay for performance compensation opportunities and are reviewed on an annual basis. Annually, our performance criteria and incentive targets are reviewed and approved by the Compensation Committee for the upcoming year. For 2024, the annual incentive plan was designed to focus our NEOs on driving future

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growth and profitability. Specifically, this program was designed to reward our NEOs if the Company were to fall within a certain range of a pre-determined Adjusted EBITDA amount, subject to the Company’s standard clawback provisions. Target annual incentive opportunities are expressed as a percentage of base salary and were established based on the NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts.
The Company’s cash incentive arrangement with its NEOs could result in cash incentive payments in excess of target award amounts, which is capped at 180% of the executive’s respective target award bonus percentages. The table below details our target incentive opportunity and weight assigned to the performance measure with regard to our 2024 cash incentive arrangement.

Adjusted EBITDA Measure	Weighting = 100%
	Performance Goal	Payout % of Incentive Target(1)
	< $36.4 million	—%
	$36.4 million to $52.0 million	25% - 100%
	> $52.0 million to $72.8 million	100% - 180%
(1)    Amounts interpolated, as appropriate.
The calculation to determine the Company’s cash incentive payout for its NEOs in 2024 was as follows:
(1)    For 2024, the target award bonus percentages as a percentage of their then base salary for Messrs. McCann, Sharp and Angerosa and Ms. Brooks were 100%, 60%, 50%, and 65%, respectively.
(2) The Company’s 2024 Adjusted EBITDA was $63.7 million, which resulted in an award percentage of 145.05%. Refer to Annex A for a reconciliation of the Company’s non-GAAP financial measures included in this Proxy Statement.
(3) Refer to the Summary Compensation Table for detail on the NEOs’ base salaries for 2024.

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For 2024, the performance goal (at threshold, target and maximum levels) and the actual achievement of the financial component is included in the chart below:

Performance Measure (McCann)	Threshold	Target	Maximum	Actual Results(1)
Adjusted EBITDA (in thousands)	$36,400	$52,000	$72,800	$63,714
Payment as % of Target	25.00%	100.00%	180.00%	145.05%
Michael M. McCann 2024 Short-term Cash Incentive				$1,015,377

Performance Measure (Brooks)	Threshold	Target	Maximum	Actual Results
Adjusted EBITDA (in thousands)	$36,400	$52,000	$72,800	$63,714
Payment as % of Target	25.00%	100.00%	180.00%	145.05%
Jayme L. Brooks 2024 Short-term Cash Incentive				$477,069

Performance Measure (Sharp)	Threshold	Target	Maximum	Actual Results
Adjusted EBITDA (in thousands)	$36,400	$52,000	$72,800	$63,714
Payment as % of Target	25.00%	100.00%	180.00%	145.05%
Jay A. Sharp 2024 Short-term Cash Incentive				$403,691

Performance Measure (Angerosa)	Threshold	Target	Maximum	Actual Results
Adjusted EBITDA (in thousands)	$36,400	$52,000	$72,800	$63,714
Payment as % of Target	25.00%	100.00%	180.00%	145.05%
Nicholas S. Angerosa 2024 Short-term Cash Incentive				$279,229
(1)    Note that, due to rounding, the actual results for the 2024 short-term cash incentive paid to our NEOs may not precisely be equal to the totals if calculations were performed independently based on the information presented within the table above.
Long-term incentives. Long-term incentive awards are designed to keep senior executives focused on the execution of longer-term financial and strategic growth goals that drive stockholder value creation, as well as support the Company’s leadership retention strategy. The Company maintains the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, as then amended (the “Omnibus Plan”), pursuant to which the Company may grant equity awards, including option awards. The principal purposes of the Omnibus Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants.
For 2024, and consistent with prior years, the Compensation Committee determined that equity-based compensation should be comprised of a mix of performance-based and service-based RSUs. At the beginning of 2024, each of our NEOs were granted certain target long-term incentive awards based on a percentage of their then current base salary (Mr. McCann, 150%; Ms. Brooks, 100%; Mr. Sharp, 80%; and Mr. Angerosa, 80%), of which two-thirds were comprised of performance-based RSUs and one-third service-based RSUs. The service-based RSUs are subject to service-based vesting conditions and vests in equal annual installments over three years on each anniversary of the grant, subject to continued employment through the applicable vesting date. Performance-based RSUs vest in full at the end of the three-year performance period, contingent upon the achievement of specified levels of performance metrics. In addition, the Compensation Committee has established certain gating factors that must be met before any performance-based award may be deemed earned or vested. These gating factors serve as minimum performance thresholds that ensure the vesting of performance-based awards occur only if the Company achieves certain fundamental financial goals. Although the Company’s Omnibus Plan allows for the grant of options, we did not grant stock options under the Company’s Omnibus Plan in fiscal year 2024. No NEO held any stock options during the fiscal year.
Our performance-based RSUs are designed to reward our NEOs for drivers of long-term value that are tied to our strategy and increased stockholder value over the long-term. At the beginning of each year, our Compensation Committee sets a threshold, target, and maximum performance level for its performance goal for purposes of our performance-based long-term incentive

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awards. For 2024, the performance-based RSUs granted were 100% weighted based on the average Adjusted EBITDA Margin percentage for the three-year period January 1, 2024 through December 31, 2026.
In setting the average Adjusted EBITDA Margin percentage threshold, target, and maximum performance levels, the Compensation Committee reviews management’s recommendations and then considers the Company’s historical financial performance as well as projections for the industry and industry historical financial performance and projections. The Compensation Committee sets performance metrics at levels that it considers aggressive but attainable with the intention that the NEOs will be encouraged to strive for continued improvement in Company performance, ultimately benefiting the Company’s stockholders, and to continue those efforts even after the threshold performance levels have been achieved. The Compensation Committee believes that the added value that results from the Company’s achievement of the average Adjusted EBITDA Margin percentage goal above the threshold performance level to the Company and its stockholders is sufficient to justify the proportionate increases in amounts paid to the NEOs for achievement above threshold performance levels.
The threshold, target, and maximum performance levels for the performance-based RSUs awarded in 2024 are set forth in the table below.

Performance-Based RSUs (2024-2026): Average Adjusted EBITDA Margin Percentage(1)
Performance Level(2)	% of Performance-Based RSUs Awarded
Threshold	50%
Target	100%
Maximum	150%
(1)    With regard to performance-based RSUs awarded in 2024, the Compensation Committee has determined a minimum performance goal of at least 80% of the Company’s cumulative Adjusted EBITDA target for the three-year performance period (January 1, 2024 through December 31, 2026). If the minimum performance goal is not achieved during the performance period, all performance-based awards granted shall be forfeited for no consideration as of the expiration of the performance period, regardless of the Adjusted EBITDA Margin percentage performance metric.
(2)    We do not disclose the actual targets pertaining to our performance equity program because we do not otherwise disclose this information, and we believe it would cause competitive harm to do so in this Proxy Statement. Consistent with financial targets that are communicated to stockholders, we believe the performance targets were set at levels necessary to drive stockholder value.

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The table below sets forth the 2024 annual long-term incentive awards for each of the NEOs:

Name	2024 Base Salary	Salary Percentage for Calculating LTI Awards	Number of RSUs Awarded(1)	Value of Awards Under LTI (at Target)
Michael M. McCann	$700,000	150%	23,645	$1,050,000
Jayme L. Brooks	$505,986	100%	11,394	$505,986
Jay A. Sharp	$463,840	80%	8,357	$371,072
Nicholas S. Angerosa	$385,000	80%	6,936	$308,000
(1)    Service-based and performance-based RSUs were granted to our NEOs on January 1, 2024 based on a 10-day VWAP of our common stock of $44.41, which was calculated as the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading two days immediately preceding the grant date.
The chart below shows the performance share payouts for performance-based awards granted in 2022 with a January 1, 2022 through December 31, 2024 performance period (settled March 2025) for each of our NEOs:

Name	Target Award (Shares)	Earned Award (Shares)(1)	Award Value at End of Performance Period ($)(2)
Michael M. McCann	32,939	49,408	3,405,199
Jayme L. Brooks	21,787	32,680	2,252,306
Jay A. Sharp	13,807	20,710	1,427,333
Nicholas S. Angerosa	12,229	18,343	1,264,200
(1)    Performance-based RSUs granted in 2022 vested at 150% of target. The earned awards are disclosed prior to any shares being withheld to satisfy tax withholding requirements.
(2)    Amounts represent the fair value of the 2022 performance-based awards upon their release date of March 10, 2025, valued based on the closing price per share of our common stock of $68.92 on Nasdaq.
Stock Ownership Guidelines - Executives
The Board has established stock ownership guidelines for our senior management to reinforce the importance of aligning the interests of our senior management and stockholders. The guidelines for executive stock ownership are three times the annual base salary for the Company’s CEO and one times their annual base salary for all other members of senior management of the Company. The Company’s executives have five years (effective beginning after the date the guidelines were approved (December 7, 2023) or after joining the senior management team or after being promoted to the senior management team) to achieve the required stock ownership guidelines. This description of the stock ownership guidelines is qualified by their entirety by the stock ownership guidelines themselves.
For purposes of calculating the stock ownership guidelines for our executives, service-based RSUs (whether or not vested), vested performance-based RSUs, Company stock directly owned or beneficially owned by immediate family members of executives and Company stock owned by a revocable trust of which the executive is a trustee or irrevocably gifted by an executive to a family trust, will count toward determining compliance. However, shares underlying unexercised stock options and unearned performance-based RSUs do not count in determining compliance with the stock ownership guidelines.

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The following table sets forth each NEOs ownership as of December 31, 2024 (the compliance date under the stock ownership guidelines) for stock ownership guidelines purposes:

Name	Stock Ownership(1) (#)	Value of Stock Ownership(2) ($)	Ownership Guideline	Current Ownership Multiple
Michael M. McCann	157,730	13,966,699	3.0x	20.0x
Jayme L. Brooks	117,684	10,420,700	1.0x	20.6x
Jay A. Sharp	64,335	5,696,745	1.0x	12.3x
Nicholas S. Angerosa	46,363	4,105,358	1.0x	10.7x
(1)    In accordance with the Company’s stock ownership guidelines for its NEOs, the measurement of stock ownership is based on shares directly owned, shares beneficially owned by an immediate family member, shares owned by a revocable trust of which the NEO is a trustee, shares irrevocably gifted by a NEO to a family trust, and any unvested service-based RSUs. As such, the numbers of equivalent shares in this column may differ from owned shares for SEC reporting purposes.
(2)    The amounts in this column were calculated in accordance with the stock ownership guidelines by multiplying the holdings in the Stock Ownership column by the average closing price of our common stock on Nasdaq over the 90-day trading period prior to December 31, 2024.
Employment Agreements with Our Named Executive Officers
As disclosed previously, Mr. McCann has a 2023 promotion letter, that provides for, among other things, a base salary amount and eligibility to receive an annual bonus based upon his performance and the Company’s operating results during each year, of up to 100% of his then current base salary and based upon achievement of objectives to be mutually agreed upon, as may be adjusted by the Committee. Mr. McCann also receives long-term equity-based incentives under the Company’s Omnibus Plan, as determined by the Compensation Committee. The achievement of goals and milestones are determined in the sole discretion of the Board or the Compensation Committee. Mr. McCann also receives a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters.
Pursuant to the terms of an offer letter dated September 29, 2019, Ms. Brooks started her employment at the Company as an Executive Vice President and CFO. The terms of the offer letter provide for, among other things, a base salary amount and a target bonus of her base salary, as may be adjusted by the Compensation Committee. Ms. Brooks also receives long-term equity-based incentives under the Omnibus Plan, as determined by the Compensation Committee. The achievement of goals and milestones will be determined in the sole discretion of the Board or the Compensation Committee. Ms. Brooks also receives a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters.
In conjunction with the Company’s planned transition succession, Mr. Sharp accepted a promotion letter with the Company in which he was promoted to President of certain of the Company’s entities, which became effective on January 17, 2023. The terms of his promotion letter provide for, among other things, a base salary amount and a target bonus of his base salary, as may be adjusted by the Compensation Committee. Mr. Sharp also receives long-term equity-based incentives under the Omnibus Plan, as determined by the Compensation Committee. The achievement of goals and milestones will be determined in the sole discretion of the Board or the Compensation Committee. Mr. Sharp is also entitled to receive a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters under his promotion letter.
In conjunction with the Company’s planned transition succession, Mr. Angerosa accepted a promotion letter with the Company in which he was promoted to President of Harper Limbach, which became effective on January 17, 2023. The terms of his promotion letter provide for, among other things, a base salary amount and a target bonus of his base salary, as may be adjusted by the Compensation Committee. Mr. Angerosa also receives long-term equity-based incentives under the Omnibus Plan, as determined by the Compensation Committee. The achievement of goals and milestones will be determined in the sole discretion of the Board or the Compensation Committee. Mr. Angerosa is also entitled to receive a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters under his promotion letter.

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Severance and Change in Control Arrangements
The NEOs and other members of senior management serve as at-will employees of the Company without any guaranteed period of employment. However, the Compensation Committee believes that an executive severance policy paired with change in control provisions provides appropriate protections to attract and retain qualified and talented individuals to serve as the Company’s executive officers, permit the Company’s executive officers to focus fully on improving the Company’s operations and long-term success, and protect stockholder value by providing continuity of management during any transition period. The severance and change in control benefits are intended to be set at market-competitive levels and help ensure that the Company can attract and retain talented executive officers. These benefits also help ensure that executive officers remain focused on maximizing stockholder value in the context of an actual or potential transaction that might result in the loss or the diminution of their current positions. The Company believes that these benefits are reasonable and ultimately benefit stockholders. The executive severance policy and change in control agreements are more fully described below under “Potential Payments Upon Termination or Change in Control.”
Executive Compensation Risk
In 2024, CAP reviewed our compensation programs to assess whether the programs could encourage excessive risk-taking. The risk assessment included a full inventory of all incentive compensation plans, including their design, metrics, goals and operation and a review of business and operational risks as well as governance and oversight practices and internal controls. Management and CAP reviewed this assessment with the Compensation Committee. Based on this review, the Compensation Committee determined that the programs are appropriately structured and do not encourage excessive risk-taking.
Clawback Arrangements
In accordance with the requirements of the Nasdaq listing standards and SEC rules, we maintain an executive officer clawback policy (the “Clawback Policy”) that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act, upon the occurrence of certain events, including an accounting restatement.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee has served as one of our officers or employees during 2024. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

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Compensation Committee Report
The Compensation Committee oversees our compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement.
In reliance on the review and discussion referred to above, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

COMPENSATION COMMITTEE:
Michael F. McNally (Chairperson)
Joshua S. Horowitz
David R. Gaboury
Gordon G. Pratt

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation earned or received during the years indicated by each of our NEOs.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total
Michael M. McCann(4) President and Chief Executive Officer	2024	$700,000	$—	$1,075,138	$—	$1,015,377	$25,800	$2,816,315
	2023	$566,436	$—	$613,893	$—	$816,311	$25,200	$2,021,840
	2022	$417,500	$—	$384,394	$—	$306,674	$24,200	$1,132,768

Jayme L. Brooks Executive Vice President and Chief Financial Officer	2024	$505,986	$—	$518,085	$—	$477,069	$25,800	$1,526,940
	2023	$455,648	$—	$486,411	$—	$453,077	$25,200	$1,420,336
	2022	$394,500	$—	$254,250	$—	$248,382	$24,200	$921,332

Jay A. Sharp(5) Regional President, Northeast and Midwest	2024	$463,840	$—	$379,993	$—	$403,691	$25,800	$1,273,324
	2023	$443,069	$—	$344,723	$—	$409,370	$25,200	$1,222,362

Nicholas S. Angerosa(6) Regional President, Southeast	2024	$385,000	$—	$315,380	$—	$279,229	$25,800	$1,005,409

(1) Represents the aggregate grant date fair value of service-based and performance-based RSUs granted to the Company’s NEOs in the applicable year. The aggregate grant date fair value of these equity awards was computed in accordance with Accounting Standards Codification Topic No. 718. See Note 17 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the years ended December 31, 2024, 2023 and 2022, as applicable, for a discussion of the relevant assumptions used in calculating the value of these awards. For these purposes, the grant date fair value of the performance-based awards is computed based on performance at the target level (the probable outcome of the performance conditions as of the date of grant) and the grant date fair value of service-based awards is equal to the number of RSUs granted multiplied by the closing stock price of the common stock on the date of grant. The aggregate grant date fair value will likely vary from the actual amount the NEOs receive in respect of the performance-based and service-based awards, based on a number of factors, including stock price fluctuations and variances from performance assumptions.
Below is a summary of the grant date fair values of the Company’s performance-based awards granted to its NEOs in 2024, assuming target performance (100%) and maximum performance (150%) levels (in the case of maximum, based on the maximum number of shares multiplied by the fair value on the grant date):

Named Executive Officer	Performance-Based Awards (At Target) ($)	Performance-Based Awards (At Maximum) ($)
Michael M. McCann	$716,744	$1,075,093

Jayme L. Brooks	$345,390	$518,085

Jay A. Sharp	$253,313	$379,947

Nicholas S. Angerosa	$210,253	$315,380
(2) Amounts set forth in this column reflect the annual cash-based incentive bonuses earned by and paid to our NEOs based on actual performance against key business goals. For 2024, 2023 and 2022, the non-equity incentive plan compensation was rewarded for the achievement of certain Company-wide Adjusted EBITDA targets.
(3)    Amounts reflect a $1,000 per month automobile allowance paid to Mr. McCann and Ms. Brooks in 2024, 2023 and 2022, and Mr. Sharp and Mr. Angerosa in 2024 and 2023. In addition, other compensation includes employer match of 401(k) contributions of $13,800, $13,200 and $12,200 for Mr. McCann and Ms. Brooks for 2024, 2023 and 2022, respectively, and $13,800 and $13,200 for Mr. Sharp and Mr. Angerosa in 2024 and 2023, respectively.

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(4)    On March 29, 2023, Mr. McCann, the Company’s former Executive Vice President and COO, was appointed President and CEO. All compensation earned by Mr. McCann during 2022 and until March 28, 2023 was solely in his capacity as Executive Vice President and COO.
(5)    Effective January 17, 2023, Mr. Sharp was promoted to the position of President of certain entities, including: Limbach Company LLC, Limbach Company LP, Jake Marshall LLC and Limbach Facility & Project Solutions LLC. The table above presents Mr. Sharp’s full-year 2023 compensation, including any compensation during the year in which Mr. Sharp was not considered a NEO.
(6)    Effective January 17, 2023, Mr. Angerosa was promoted to the position of President of Limbach Harper; however, Mr. Angerosa was not deemed to be an NEO in 2023. The table above presents compensation detail for the period in which Mr. Angerosa was considered an NEO.
Grants of Plan-Based Awards
The following table summarizes the grants of equity and non-equity plan-based awards made to the NEOs during the fiscal year ended December 31, 2024. The equity awards were granted under the Company’s Omnibus Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name and Principal Position	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Michael M. McCann President and Chief Executive Officer		STI	$175,000	$700,000	$1,260,000	$—	$—	$—	—	$—
	01/01/24	PRSU	$—	$—	$—	$7,881	$15,763	$23,644	—	$716,744
	01/01/24	RSU	$—	$—	$—	$—	$—	$—	7,882	$358,395

Jayme L. Brooks Executive Vice President and Chief Financial Officer		STI	$82,223	$328,891	$592,004	$—	$—	$—	—	$—
	01/01/24	PRSU	$—	$—	$—	$3,798	$7,596	$11,394	—	$345,390
	01/01/24	RSU	$—	$—	$—	$—	$—	$—	3,798	$172,695

Jay A. Sharp Regional President, Northeast and Midwest		STI	$69,576	$278,304	$500,947	$—	$—	$—	—	$—
	01/01/24	PRSU	$—	$—	$—	$2,785	$5,571	$8,356	—	$253,313
	01/01/24	RSU	$—	$—	$—	$—	$—	$—	2,786	$126,679

Nicholas S. Angerosa Regional President, Southeast		STI	$48,125	$192,500	$346,500	$—	$—	$—	—	$—
	01/01/24	PRSU	$—	$—	$—	$2,312	$4,624	$6,936	—	$210,253
	01/01/24	RSU	$—	$—	$—	$—	$—	$—	2,312	$105,127
(1)    The amounts represent the potential cash payment for the annual short-term incentive program for the fiscal year ending December 31, 2024 at “threshold”, “target”, and “maximum” levels of performance. For 2024, the threshold, target and maximum levels of performance were calculated at 25%, 100% and 180%, respectively, based on a percentage of their then base salary for Messrs. McCann, Sharp and Angerosa and Ms. Brooks of 100%, 60%, 50%, and 65%, respectively. Amounts actually received by the NEOs under the short-term incentive program for 2024 performance are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For further information about the short-term incentive program, please refer to related discussion within the CD&A.
(2)    The columns in this section show the number of shares of common stock that may be earned at “threshold”, “target”, and “maximum” levels of performance over a three fiscal-year performance period commencing on January 1, 2024 and ending on December 31, 2026. For 2024, the threshold, target and maximum levels of performance were calculated at 50%, 100% and 150%, respectively. For further information about our long-term incentive program, please refer to related discussion within the CD&A.
(3)    Reflects service-based RSUs granted as part of each NEOs 2024 annual long-term incentive awards. For further information about our long-term incentive program, please refer to related discussion within the CD&A.
(4)    Represents the full grant date fair value of the equity awards under ASC Topic 718. With respect to awards subject to performance-based vesting conditions, grant date fair value is based on an estimate of the probable outcome at the time of grant which reflects achievement at “target” performance. The grant date fair value was based on the closing price of our common stock, as reported on Nasdaq, which was $45.47 per share of common stock on December 29, 2023. If the grant date fell on a weekend or holiday, the closing market price of the common stock on the business day immediately preceding the grant date was used to determine the value realized.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding unvested stock awards held by each of our NEOs as of December 31, 2024.

		Stock Awards
Name	Grant Date(1)	Number of Shares or Units of Stock that have not vested (#)(2)	Market Value of Shares or Units of Stock that have not vested(3) ($)	Equity Incentive Plan Awards number of unearned shares, units or other rights that have not vested (#)(4)	Equity Incentive Plan Awards market or payout value of unearned shares, units or other rights that have not vested(3) ($)
Michael M. McCann	1/1/2022	5,490	469,615	—	—
	3/30/2022	—	—	49,408	4,226,360
	1/4/2023	9,398	803,905	42,288	3,617,316
	1/17/2023	2,160	184,766	9,720	831,449
	1/1/2024	7,882	674,226	15,763	1,348,367

Jayme L. Brooks	1/1/2022	3,631	310,596	—	—
	3/30/2022	—	—	32,680	2,795,447
	1/4/2023	8,880	759,595	39,958	3,418,007
	7/1/2023	195	16,680	877	75,019
	1/1/2024	3,798	324,881	7,596	649,762

Jay A. Sharp	1/1/2022	2,301	196,828	—	—
	3/30/2022	—	—	20,710	1,771,533
	1/4/2023	3,904	333,948	17,569	1,502,852
	1/17/2023	2,484	212,481	11,178	956,166
	1/1/2024	2,786	238,314	5,571	476,543

Nicholas S. Angerosa	1/1/2022	2,038	174,331	—	—
	3/30/2022	—	—	18,343	1,569,060
	1/4/2023	3,438	294,087	15,469	1,323,218
	1/17/2023	1,576	134,811	7,090	606,479
	1/1/2024	2,312	197,768	4,624	395,537
(1)    An additional column showing the grant dates of certain service-based and performance-based incentive awards has been included for a better understanding.
(2)    These RSUs are subject to service-based vesting conditions that vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through each vesting date. Service-based RSUs granted on January 1, 2022 are subject to service-based vesting conditions and vests in equal annual installments on each of January 1, 2023, January 1, 2024 and January 1, 2025. Service-based RSUs granted on each January 4, 2023, January 17, 2023 and July 1, 2023 are subject to service-based vesting conditions and vests in equal annual installments on each of January 1, 2024, January 1, 2025 and January 1, 2026. Service-based RSUs granted on January 1, 2024 are subject to service-based vesting conditions and vests in equal annual installments on each of January 1, 2025, January 1, 2026 and January 1, 2027.
(3)    These amounts are based on the market value of the Company’s common stock on Nasdaq on December 31, 2024, which was $85.54 per share.
(4) These RSUs are subject to financial performance-based vesting conditions over a three-year period commencing on the grant date. For performance-based awards granted on March 30, 2022 (performance measurement period of January 1, 2022 through December 31, 2024), a performance factor of 150% was applied as a result of the level of achievement. In addition, for performance-based awards granted on January 4, 2023, January 17, 2023 and July 1, 2023 (each with a performance measurement period of January 1, 2023 through December 31, 2025), a performance factor of 150% was applied based on the current presumed level of achievement. For performance-

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based awards granted on January 1, 2024 (performance measurement period of January 1, 2024 through December 31, 2026), the amounts shown reflect the pay-out of performance based shares based upon achievement of a 100% level of performance. At the end of a given performance measurement period, the Compensation Committee will determine the level of achievement based on the applicable performance goals. In addition, the Compensation Committee has established certain gating factors that must be met before any performance-based award may be deemed earned or vested. These gating factors serve as minimum performance thresholds that ensure the vesting of performance-based awards occur only if the Company achieves certain fundamental financial goals.
Option Exercises and Stock Vested
The following table provides information regarding our stock awards vested during fiscal year ended December 31, 2024 held by each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)(3)	Value Realized on Vesting ($)
Michael M. McCann	—	—	46,497	2,248,667
Jayme L. Brooks	—	—	38,366	1,859,749
Jay A. Sharp	—	—	29,653	1,440,518
Nicholas S. Angerosa	—	—	12,596	603,469
(1)    Represents the gross amount of service-based RSUs that vested on January 1, 2024. The value realized was determined by multiplying the number of vested units by the closing market price of the Company’s common stock on the date of vesting. If the vesting date fell on a weekend or holiday, the closing market price of the common stock on the business day immediately preceding the vesting date was used to determine the value realized, which was $45.47 on Nasdaq.
(2)    Represents the gross amount of performance-based awards which were earned and vested on March 13, 2024 upon confirmation of the Compensation Committee. The performance factor during the measurement period used to determine compensation payouts was 134.32% of the pre-defined metric target of 100%. The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s common stock on March 13, 2024, which was $49.76 on Nasdaq.
(3)    Including the impact of shares withheld to satisfy tax withholding requirements, the net amount of stock awards that vested and were issued to Mr. McCann, Ms. Brooks, Mr. Sharp and Mr. Angerosa in 2024 were 30,282, 23,315, 17,145 and 9,336, respectively.
Pension Benefits
We currently have no defined benefit pension plans and none of the NEOs received qualified retirement income benefits for fiscal year 2024.
Non-qualified Deferred Compensation
We currently have no defined contribution plans that provide for the deferral of compensation on a basis that is not tax-qualified.
Employment Agreements, Severance, Change in Control and Other Arrangements with Our NEOs
Executive Severance and Change in Control Plan
Effective January 1, 2025, the Company adopted a Severance and Change in Control Plan (the “Plan”). The Plan includes certain severance and change in control arrangements designed to attract and retain key executives and to ensure alignment with stockholder interests, principally in the context of a potential change in control.
The Executive Severance and Change in Control Plan generally defines the following terms for each of our NEO’s:
•“Non-CIC Qualifying Termination means the involuntary termination of a covered executive’s employment by the Company without cause or a voluntary resignation by a covered executive for good reason, in either case, outside of the change in control period.”
•“CIC Qualifying Termination means the involuntary termination of a covered executive’s employment by the Company without cause or a voluntary resignation by a covered executive for good reason, in either case, during the change in control period.”

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•“Change in Control Period means the three months prior to, and the twelve months following the consummation of a Change in Control of the Company.”
Our NEOs are eligible to receive the following severance payments and benefits associated with either a non-Change in Control Severance or Change in Control Severance (both as defined within the plan), subject to the terms and conditions of the plan.

Non-Change in Control Severance
Cash severance(1)	1x base salary plus bonus amount
COBRA continuation payment(2)	COBRA continuation payment (12 months)

Change in Control Severance (for CEO)
Cash severance(1)	3x base salary plus bonus amount
COBRA continuation payment(2)	COBRA continuation payment (36 months)
Equity awards(3)	vesting of service-based and performance based RSUs

Change in Control Severance (for SLT)
Cash severance(1)	2x base salary plus bonus amount
COBRA continuation payment(2)	COBRA continuation payment (24 months)
Equity awards(3)	vesting of service-based and performance based RSUs
(1)    Bonus amount means the higher of (i) a covered executive’s annual cash incentive bonus at the target level or its equivalent as determined by the Compensation Committee under any annual incentive plan maintained by the Company and in which the covered executive participates for the year in which the termination of his or her employment occurs, or (ii) a covered executive’s actual annual cash incentive bonus payout from the prior year, in each case of (i) and (ii) pro-rated for the period of the covered executive’s service in any performance period determined by the Compensation Committee.
(2)    If a covered executive was enrolled in a Company health plan on the termination date (as defined within the plan), the covered executive will be provided with a lump-sum payment equal to the total cost of the employee’s portion of monthly premiums associated with coverage under COBRA for the total number of months specified in the calculation of his or her cash severance (“COBRA continuation payment”).
(3)    Subject to the plan, any outstanding and unvested time-vesting awards held by the executive under the Omnibus Plan will automatically vest in full as of the termination date, and any outstanding performance-vesting awards held under the Omnibus Plan will vest based on the Company’s latest planned forecast during the applicable performance period as though the executive continued in the employment of the Company during the applicable performance period.
These arrangements are intended to provide financial security to executives during transitional periods and to encourage their continued focus on maximizing stockholder value, without concern for personal financial consequences. The Compensation Committee periodically reviews these policies to ensure they remain competitive and aligned with market practices, as well as with the best interests of our stockholders.
Additionally, the Company does not provide excise tax gross-ups on severance or change in control payments. In the event that any payment would trigger excise taxes under Section 280G of the Internal Revenue Code, payments will be reduced to the extent necessary to avoid such taxes, if such reduction results in a greater after-tax benefit to the executive.
Potential Payments Upon Termination or Change in Control
In accordance with SEC rules, the following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment, assuming such NEO’s termination of employment with the Company occurred on December 31, 2024 and, where relevant, that a change in control of the Company occurred on December 31, 2024. Amounts shown in the table below do not include (1) accrued but unpaid salary and (2) other benefits earned or accrued by the NEOs during employment that are available to all salaried employees, such as accrued vacation or employer contribution amounts payable under the Company’s 401(k) plan.

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Name	Compensation(1)	Non-Change in Control Severance ($)(2)	Change in Control Severance ($)(3)
Michael M. McCann	Cash severance	1,715,377	3,115,377
	Accelerated RSUs	—	2,132,512
	Accelerated PRSUs	—	10,023,492
	Benefits(4)	—	—
	Total(5)	1,715,377	15,271,381

Jayme L. Brooks	Cash severance	983,055	1,489,041
	Accelerated RSUs	—	1,411,752
	Accelerated PRSUs	—	6,938,320
	Benefits(4)	32,231	64,461
	Total(5)	1,015,286	9,903,574

Jay A. Sharp	Cash severance	867,531	1,331,371
	Accelerated RSUs	—	981,572
	Accelerated PRSUs	—	4,707,095
	Benefits(4)	24,807	49,614
	Total(5)	892,338	7,069,652

Nicholas S. Angerosa	Cash severance	664,229	1,049,229
	Accelerated RSUs	—	800,997
	Accelerated PRSUs	—	3,894,380
	Benefits(4)	32,231	64,461
	Total(5)	696,460	5,809,067
(1)    In accordance with the Plan and prior to Amendment No. 6, NEOs are ineligible for severance benefits in connection with i) voluntary resignation without good reason or voluntary retirement; ii) death or disability; iii) involuntary termination for cause; or iv) loss of status as a covered executive for severance under the Plan prior to the termination date. As such no additional severance is payable in these instances.
(2)    For non-change in control severance, compensation was calculated as follows:
•Cash severance: consists of 1x the base salary of each respective NEO plus a bonus amount. The annual bonus amount was determined to be equivalent to each executive’s actual cash incentive earned for the year ended December 31, 2024, as reported within the Summary Compensation Table.
•Benefits. If NEOs were enrolled in a Company health plan on their date of termination, they would be eligible to receive a COBRA continuation payment (as defined in the plan) representing the cost of 12-months of premiums associated with coverage under COBRA. Mr. McCann has waived healthcare coverage for 2024.
(3)    For change in control severance, compensation was calculated as follows:
•Cash severance: consists of 3x the base salary of the CEO plus a bonus amount and 2x the base salary for non-CEO NEOs plus a bonus amount. The annual bonus amount was determined to be equivalent to each executives actual cash incentive earned for the year ended December 31, 2024, as reported within the Summary Compensation Table.
•Accelerated RSUs: represents the vesting of all service-based RSUs held by the executive under the Company’s Omnibus Plan at the time of termination multiplied by the Company’s closing stock price on Nasdaq on December 31, 2024, $85.54 per share.
•Accelerated PRSUs: represents the vesting of all performance-based RSUs held by the executive under the Company’s Omnibus Plan at the time of termination multiplied by the Company’s closing stock price on Nasdaq on December 31, 2024, $85.54 per share, applying a performance factor of 150% for performance awards granted in 2022 and 2023, and 100% for performance awards granted in 2024.
•Benefits. If NEOs were enrolled in a Company health plan on their date of termination, they would be eligible to receive a COBRA continuation payment (as defined in the plan) representing the cost of 24-months of premiums associated with coverage under COBRA. Mr. McCann has waived healthcare coverage for 2024.

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(4)    Calculations within the table above do not take into consideration potential other benefit payments relating to the payment of an NEOs accrued and unused paid-time off.
(5)    Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2024. Amounts of any reduction pursuant to the Section 280G of the Internal Revenue Code, if any, would be calculated upon actual termination of employment.
2024 CEO Pay Ratio
As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our President and Chief Executive Officer. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.
For 2024, our last completed fiscal year:
•The median of the annual total cash compensation of all employees of the Company (other than our Chief Executive Officer) was $52,405; and
•The annual total compensation of our President and Chief Executive Officer, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $2,816,315.
Based on this information, for 2024, the ratio of annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 54 to 1. We believe that the pay ratio is a reasonable estimate calculated consistent with Regulation S-K Item 402(u).
SEC rules allow companies to use a variety of assumptions, adjustments, methodologies, and estimates. Therefore, the ratio figure reported above may not be capable of comparison to the ratio figures reported by companies in our Peer Group or by any other company. With respect to identifying the “median employee,” we identified our median employee based upon the amount set forth as “Wages, tips and other compensation” on Form W-2 with respect to all employees who were employed by us or one of our consolidated subsidiaries during the year ended December 31, 2024. In determining the median employee, we included the non-annualized cash compensation, as some of our employees did not work for the Company during the full year ending December 31, 2024. As such, the median number is lower than it would have been if we had annualize the salaries of such employees or excluded them from the calculation.
Pay vs. Performance
The following table summarizes the total compensation of our principal executive officer (“PEO”) and the average of the total compensation of our other NEOs as reported in the Summary Compensation Table for the past four fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the CD&A.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO (McCann)(1)	Summary Compensation Table Total for CEO (Bacon)(1)	Compensation Actually Paid to CEO (McCann)(2)	Compensation Actually Paid to CEO (Bacon)(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Total Stockholder Return(5)	Peer Group Total Stockholder Return(6)	GAAP Net Income (thousands)	Non-GAAP Adjusted EBITDA (thousands)(7)
2024	$2,816,315	$—	$9,433,359	$—	$1,268,558	$4,738,748	$693.76	$119.14	$30,875	$63,714
2023	$2,021,840	$2,620,078	$6,707,263	$2,267,037	$1,321,349	$4,384,774	$368.78	$106.82	$20,754	$46,801
2022	$—	$1,942,742	$—	$2,221,816	$1,038,156	$1,218,326	$84.43	$91.35	$6,799	$31,765
2021	$—	$1,497,380	$—	$916,923	$986,220	$762,489	$72.99	$114.82	$6,714	$23,276
(1)    During 2023, both Mr. McCann and Charles A. Bacon, III served as the PEO. Mr. Bacon served as President and Chief Executive Officer in 2021, 2022 and through March 28, 2023 and Mr. McCann served as President and Chief Executive Officer beginning on March 29, 2023. The dollar amounts reported reflect the amounts of total compensation reported for each of our PEOs.

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(2)    The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. McCann and Mr. Bacon during the applicable years, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) the value of equity awards issued and vested during the reported fiscal year. See Table below for further information. The amount disclosed for Mr. Bacon in fiscal year 2022 has been revised from what was reported in our Definitive Proxy Statement filed in 2024 to appropriately reconcile to the calculation of “Compensation Actually Paid to CEO” as disclosed in the table below.
(3)    For fiscal year 2024, the dollar amounts reported are the average of the total compensation reported for our NEOs, other than our President and Chief Executive Officer, Mr. McCann. For fiscal year 2023, the dollar amounts reported are the average of the total compensation reported for our NEOs at the time, our Executive Vice President and Chief Financial Officer, Jayme L. Brooks and our Regional President, Northeast and Midwest, Jay A. Sharp. For fiscal years 2022 and 2021, the dollar amounts reported are the average of the total compensation reported for Ms. Brooks and Mr. McCann while he served in the capacity as Executive Vice President and Chief Operating Officer.
(4)    The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than Mr. McCann for fiscal years 2024 and 2023 and Mr. Bacon for fiscal years 2023 and 2022 in the Summary Compensation Table, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)    The amounts reported represent cumulative TSR of the Company under SEC rules from December 31, 2020, the last trading day of 2020, through the last trading day for the applicable year in the table. TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The amounts disclosed for fiscal years 2022 and 2023 have been revised from those disclosed in the Pay vs. Performance table in our Definitive Proxy Statement filed in 2024 as the total shareholder return for those periods reflected the return over those respective fiscal years and was not indicative of the entire measurement period.
(6)    The amounts reported in column represent the peer group TSR under SEC rules, from December 31, 2020, the last trading day of 2020, through the last trading day for the applicable year in the table, assuming reinvestment of dividends and weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Russell 2000 Index.
(7)    Refer to Annex A for a reconciliation of the Company’s non-GAAP financial measures included in this Proxy Statement.
To calculate the amounts in the “Compensation Actually Paid to CEO” columns in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table for fiscal years 2021 through 2024:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Awards Granted During the Year(2)	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years(3)	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year(4)	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year(5)	Awards Granted in a Fiscal Year Prior to the Covered Period Fiscal Year that Failed to Meet Applicable Vesting Conditions(6)	Compensation Actually Paid to CEO
2024 (McCann)	$2,816,315	$(1,075,138)	$2,022,593	$5,535,140	$—	$134,449	$—	$9,433,359
2023 (McCann)	$2,021,840	$(613,893)	$2,364,804	$2,858,282	$—	$76,230	$—	$6,707,263
2023 (Bacon)	$2,620,078	$(1,507,218)	$2,065,111	$—	$8,011	$76,230	$(995,175)	$2,267,037
2022 (Bacon)	$1,942,742	$(598,461)	$800,768	$76,767	$—	$—	$—	$2,221,816
2021 (Bacon)	$1,497,380	$(431,550)	$315,000	$(463,907)	$—	$—	$—	$916,923
(1) Represents the grant date fair value, and the incremental fair value where applicable, of the equity awards to our CEO, as reported in the Summary Compensation Table. In accordance with Mr. Bacon’s employment transition agreement, all unvested service-based RSUs held by Mr. Bacon as of April 30, 2023 were forfeited under the Company’s Omnibus Plan. On April 30, 2023, in accordance with Mr. Bacon’s employment transition agreement, all unvested performance-based RSUs held by Mr. Bacon at the time of his retirement were modified to permit a pro-rata portion of all such unvested performance-based RSUs to continue to vest based on actual performance through the applicable performance period, on an “as if, and when”, earned basis, resulting in an incremental fair value of $769,365.
(2)    Represents the average of the year-over-year change in the fair value of equity awards to our CEO. No awards vested in the year they were granted.

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(3)    For performance-based awards granted on March 30, 2022, a performance factor of 150% was applied as a result of the level of achievement through December 31, 2024. For performance-based awards granted on January 1, 2021, a performance factor of 134.32% was applied as a result of the level of achievement through December 31, 2023. In addition, for performance-based awards granted on January 4, 2023, January 17, 2023 and July 1, 2023, a performance factor of 150% was applied based on the current presumed level of achievement. For all other performance-based awards shown in the table above, the amounts shown reflect the pay-out of performance based shares based upon achievement of a 100% level of performance. In addition, as noted above, in accordance with Mr. Bacon’s Employment Transition Agreement, all unvested service-based RSUs held by Mr. Bacon as of April 30, 2023 were forfeited under the Company’s Omnibus Plan and all unvested performance-based RSUs held by Mr. Bacon as of April 30, 2023 were modified to permit a pro-rata portion of all such unvested performance-based RSUs to continue to vest.
(4)    As noted within the Summary Compensation Table, Mr. Bacon was granted 1,151 service-based RSU awards on April 30, 2023 for his services as a non-employee Director, which vested on the date of the 2023 Annual Meeting. The amount disclosed above represents the fair value increase of the awards at the time of vesting. The grant date fair value of these awards were included in “All Other Compensation” within the Summary Compensation Table.
(5)    For 2024, the amount represents the change in fair value associated with certain performance-based RSUs that vested on March 13, 2024 based on the achievement of certain pre-established goals at above-target levels for the performance period commencing on January 1, 2021 through December 31, 2023. The performance factor during the measurement period used to determine compensation payouts was 150% of the pre-defined metric target of 100%. For 2023, the amounts represent the change in fair value associated with certain performance-based RSUs that vested on March 8, 2023 based on the achievement of certain pre-established goals at above-target levels for the performance period commencing on January 1, 2020 through December 31, 2022. The performance factor during the measurement period used to determine compensation payouts was 136.13% of the pre-defined metric target of 100%.
(6)    Reflects the grant date fair value of certain service-based and performance-based RSUs that were forfeited by Mr. Bacon as a result of his employment transition.
To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Awards Granted During the Year(2)	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years(3)	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year(4)	Compensation Actually Paid to Non-CEO NEOs
2024	$1,268,558	$(404,486)	$760,935	$3,034,350	$—	$79,391	$4,738,748
2023	$1,321,349	$(415,567)	$1,581,970	$1,849,107	$—	$47,915	$4,384,774
2022	$1,038,156	$(319,322)	$427,268	$70,814	$—	$1,410	$1,218,326
2021	$986,220	$(400,725)	$292,500	$(109,411)	$—	$(6,095)	$762,489
(1)    Represents the average of the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table for each applicable year.
(2)    Represents the average of the year-over-year change in the fair value of equity awards to our Non-CEO NEOs.
(3)    Represents the average of the year-over-year change in the fair value of equity awards to our Non-CEO NEOs. For performance-based awards granted on January 1, 2021 and March 30, 2022, a performance factor of 134.32% and 150% was applied as a result of the level of achievement, respectively. In addition, for performance-based awards granted on January 4, 2023, January 17, 2023 and July 1, 2023, a performance factor of 150% was applied based on the current presumed level of achievement. For all other performance-based awards shown in the table above, the amounts shown reflect the pay-out of performance based shares based upon achievement of a 100% level of performance.
(4)    For 2024, the amount represents the change in fair value associated with certain performance-based RSUs that vested on March 13, 2024 based on the achievement of certain pre-established goals at above-target levels for the performance period commencing on January 1, 2021 through December 31, 2023. The performance factor during the measurement period used to determine compensation payouts was 150% of the pre-defined metric target of 100%. For 2023, the amount represents the change in fair value associated with certain performance-based RSUs that vested on March 8, 2023 based on the achievement of certain pre-established goals at above-target levels for the performance period commencing on January 1, 2020 through December 31, 2022. The performance factor during the measurement period used to determine compensation payouts was 136.13% of the pre-defined metric target of 100%.

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Relationship between Pay and Performance
Relationship Between Compensation Actually Paid, Company TSR And Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years to that of the Peer Group over the same period.
Relationship Between Compensation Actually Paid And Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Net Income during the four most recently completed fiscal years.

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Relationship Between Compensation Actually Paid And Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Adjusted EBITDA during the four most recently completed fiscal years.
Refer to Annex A for a reconciliation of the Company’s non-GAAP financial measures included in this Proxy Statement. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. “Compensation actually paid,” as required under SEC rules, reflects adjusted values for unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions, but may not necessarily reflect actual amounts paid out for those awards.
Tabular List Of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs for 2024 to Company performance. The measures in this table are not ranked.

GAAP Net Income
Adjusted EBITDA
Adjusted EBITDA Margin
(*)    Each defined by the Company within Annex A.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of April 17, 2025, by:
•each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;
•each named executive officer and each director and nominee; and
•all of the Company’s executive officers and directors and nominees as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Beneficial ownership of the Company’s common stock is based on 11,624,639 shares of the Company’s common stock outstanding as of April 17, 2025.
Except as otherwise indicated in the footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Outstanding Common Stock
Named Executive Officers, Directors and Nominees:
Linda G. Alvarado	29,204	*
Nicholas S. Angerosa	51,843	*
Jayme L. Brooks(2)	126,613	1.1%
David R. Gaboury	2,897	*
Joshua S. Horowitz(3)	206,429	1.8%
Laurel J. Krzeminski(4)	35,496	*
Michael M. McCann(5)	172,838	1.5%
Michael F. McNally	58,423	*
Gordon G. Pratt(6)	369,794	3.2%
Jay A. Sharp	68,683	*
All executive officers, directors and nominees as a group (10 individuals)	1,122,220	9.7%
Other Beneficial Owners of 5% or more of the Outstanding Shares of Common Stock
BlackRock, Inc.(7)	972,520	8.4%
Vanguard Group, Inc.(8)	601,396	5.2%
*    Less than 1%

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(1) Unless otherwise indicated, the business address of each individual is 797 Commonwealth Drive, Warrendale, Pennsylvania 15086.
(2)    Represents (i) 122,102 shares of common stock held individually by Ms. Brooks and (ii) 4,511 shares of common stock held by the Brooks Family Trust. Ms. Brooks is a co-trustee of the Brooks Family Trust.
(3) Consists of (i) 41,829 shares held individually by Mr. Horowitz and (ii) 164,600 shares owned by Palm Global Small Cap Master Fund LP. Due to his position as managing director of Palm Management, which is the investment manager of Palm Global Small Cap Master Fund LP. Mr. Horowitz may be deemed to have shared voting and dispositive power over such 164,600 shares. Mr. Horowitz disclaims beneficial ownership of such shares.
(4)    Consists of (i) 3,500 shares held individually by Ms. Krzeminski, (ii) 1,500 shares held jointly by Ms. Krzeminski and her spouse and (iii) 30,496 shares held by the Laurel J. Krzeminski Revocable Trust in which Ms. Krzeminski is a co-trustee.
(5)    Represents (i) 128,605 shares of common stock held individually by Mr. McCann and (ii) 44,233 shares of common stock held by the McCann Family Revocable Living Trust. Mr. McCann is a co-trustee of the McCann Family Living Trust.
(6) Represents (i) 43,696 shares of common stock held individually by Mr. Pratt, (ii) 227,341 shares of common stock held by Fund Management Group LLC, of which Mr. Pratt is the managing member and controlling equity holder and (iii) 98,757 shares of common stock held by FEA Pratt Family Holdings LLC, of which Mr. Pratt is the sole manager and controlling equity holder.
(7) According to the Schedule 13G filed with the SEC on November 8, 2024, BlackRock, Inc. holds sole voting power with respect to 962,046 shares of the Company’s common stock and sole dispositive power with respect to 972,520 shares of the Company’s common stock. The address of the Reporting Person is 50 Hudson Yards, New York, NY 10001.
(8) According to the Schedule 13G filed with the SEC on November 12, 2024, Vanguard Group, Inc. holds sole voting power with respect to 0 shares of the Company’s common stock and sole dispositive power with respect to 601,396 shares of the Company’s common stock. The address of the Reporting Person is 100 Vanguard Blvd., Malvern, PA 19355.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2024, all Section 16(a) filing requirements were satisfied on a timely basis.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information, as of December 31, 2024, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plan.

	Number of Securities to be Issued Upon Exercise of Outstanding Stock Awards(1) (a) (#)	Weighted Average Exercise Price of Outstanding Stock Awards(2) (b) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans(3) (Excluding Securities Reflected in Column (a)) (c) (#)
Equity compensation plans approved by stockholders	894,212	—	1,168,989
Equity compensation plans not approved by stockholders	—	—	—
Total	894,212	—	1,168,989
(1)     Represents 149,806 outstanding service-based RSUs (in shares of common stock) and 744,406 outstanding performance-based RSUs (in shares of common stock) under the Company’s Omnibus Plan. Outstanding performance-based RSUs are reflected at the maximum payout that may be earned during the relevant performance periods.
(2)    Reflects outstanding RSUs and performance-based RSUs at a weighted average exercise price of zero.
(3)    Represents 786,123 shares available for future issuance under the Company’s Omnibus Plan and 382,866 shares of our common stock available for future issuance under the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan.

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PROPOSAL 2
NON-BINDING, ADVISORY VOTE ON THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
Section 14A of the Exchange Act, put in place by Section 951 of the Dodd-Frank Act requires the Company to seek a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers (“Say on Pay” vote) as disclosed pursuant to Item 402 of Regulation S-K, and accompanying compensation tables and the related narrative disclosure in this Proxy Statement. Because the required vote is advisory, the result of the vote is not binding upon the Board.
We believe that executive compensation should be linked to the Company’s performance and aligned with the interests of the Company’s stockholders. In addition, executive compensation is designed to allow the Company to recruit, retain and motivate employees who play a significant role in the organization’s current and future success.
The Compensation Committee values the perspectives and concerns of our stockholders regarding executive compensation. The Compensation Committee has in the past and intends to continue to maintain in the future an open dialogue with stockholders to foster greater communication and transparency on our executive compensation programs.
Proposal
The Company is presenting this proposal, which gives you as a stockholder the opportunity to express your view on the compensation of our NEOs by voting for or against the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and other narrative executive compensation disclosures contained in the Company’s proxy statement for the 2025 Annual Meeting, is hereby APPROVED.”
Position of the Board
As discussed in this Proxy Statement under the “Compensation Discussion and Analysis” Section, the Compensation Committee believes that the executive compensation for the year ended December 31, 2024, is reasonable and appropriate, is justified by the performance of the Company and is the result of a carefully considered approach after taking into account feedback from our stockholders. Our executive compensation program is designed to attract, motivate and retain a highly qualified group of executives and maintain a close correlation between the rewards to the Company’s executives and the strategic success of the Company and the performance of its stock.
Effect of Vote
Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board; however, we value stockholders’ opinions, and we will consider the outcome of the Say on Pay vote when determining future executive compensation agreements.
Vote Required for Approval
At least a majority of the votes cast is required to approve this resolution. Even though this vote will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE LIMBACH HOLDINGS, INC.
AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN
We maintain the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”). In April 2025, our Board of Directors approved Amendment No. 6 (“Amendment No. 6”), subject to stockholder approval, to certain amendments related to the treatment of death, disability, retirement and reduction in force as it relates to the Omnibus Plan participants.
The Board believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
Amendment No. 6 is designed to apply acceleration terms for death, disability and retirement to awards under the Omnibus Plan. A copy of the Omnibus Plan, as proposed to be amended by Amendment No. 6 is attached as Annex B to this Proxy Statement and is incorporated herein by reference.
Summary of Amendment No. 6
In addition to other conforming changes, the Omnibus Plan was amended to make the following changes:
Acceleration of Vesting of RSUs and PSUs upon Death or Disability. Under the amendments to the Omnibus Plan, upon the death and/or disability of a participant the RSUs granted will vest in full for time based RSUs and based on the achievement of performance goals at the “Target” level for PSUs (based on the Compensation Committee’s determination of “Target” level using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
Acceleration of Vesting of RSUs and PSUs upon Retirement (without notice of retirement) and a Reduction in Force. Under the amendments to the Omnibus Plan, upon the Retirement (without notice of such retirement) and/or a Reduction in Force of a participant the RSUs granted will vest on a pro-rated basis through the date of such Retirement or Reduction in Force (as the case may be) for time based RSUs and pro-rated based on the achievement of any performance goals at the actual performance levels at the date of such Retirement or Reduction in Force (as the case may be) for PSUs (based on the Compensation Committee’s determination of performance using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
Acceleration of Vesting of RSUs and PSUs upon Retirement (with notice of retirement). Under the amendments to the Omnibus Plan, upon the Retirement (with notice of retirement as required under the Omnibus Plan) the RSUs granted will continue to vest following the date of such Retirement for both time based RSUs and based on the achievement of performance goals at the actual performance levels achieved on the dates for such measurement for PSUs (based on the Compensation Committee’s determination of performance levels using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
For the purposes of the Omnibus Plan “Retirement” is defined by the amendments to mean a termination of a participant’s employment, other than for Cause (as defined in the Omnibus Plan) and other than by reason of death or Disability (as defined in the Omnibus Plan), on or after the attainment of a combined total of age and years of Company or its Subsidiaries service to equal or exceed sixty five (65), provided however that such a participant must also have reached the age of sixty (60) to qualify for “Retirement.”
For the purposes of the Omnibus Plan, “Reduction in Force” is defined as any reduction in force or employer reorganization of the Company or its subsidiaries that causes a participant’s service to be terminated by the Company or its subsidiaries without Cause (as defined in the Omnibus Plan) in every case as determined by the Compensation Committee in its sole discretion.
The following table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant as of April 17, 2025:

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Stock Options Outstanding	0 shares
Weighted Average Exercise Price of Stock Options Outstanding	n/a
Weighted Average Remaining Term of Stock Options Outstanding	n/a/
Full Value Awards Outstanding (RSUs and performance-based RSUs)	585,862 shares
Shares Available for Grant under the Omnibus Plan	685,185 shares
Based solely on the closing price of common stock as reported by Nasdaq on April 17, 2025 and the maximum number of shares that would have been available for awards as of such date under the Omnibus Plan, the maximum aggregate market value of the common stock that could potentially be subject to new awards under the Omnibus Plan was $59.3 million.
Rationale for Amendment No. 6
Amendment No. 6 was adopted to enhance the fairness and clarity of our incentive program by ensuring that the eligible recipients under the Omnibus Plan are promptly rewarded for their contributions under critical circumstances. In particular, the changes provide for acceleration of RSUs and PSUs upon death or disability and acceleration of RSUs and PSUs for retirement or reduction in force, thereby protecting recipients during unforeseen events and transitions. The Company believes these revisions align our compensation practices with current market standards and regulatory requirements, strengthening our ability to attract, retain, and motivate top talent while safeguarding the long-term interests of the Company and its stakeholders.
Summary of the Omnibus Plan
The following description of certain features of the Omnibus Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Omnibus Plan, as proposed to be amended by Amendment No. 6, which is attached as Annex B to this Proxy Statement and incorporated herein by reference.
The principal purposes of the Omnibus Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Omnibus Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards (including performance-based restricted shares and performance units), and other stock or cash-based awards. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.
Administration. The Omnibus Plan is administered by our Compensation Committee (referred to below as the plan administrator). The Compensation Committee Charter permits the Compensation Committee to delegate the day-to-day administration of the Omnibus Plan to one or more officers and employees of the Company or an affiliate thereof. The plan administrator has the power to determine the terms of the awards granted under the Omnibus Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The plan administrator also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Omnibus Plan.
Extension of Plan Term. The Board also approved an extension of the term of the Omnibus Plan so that if the Omnibus Plan is approved by the stockholders, it will now expire on June 11, 2035, the tenth anniversary of the date that stockholders approve Amendment No. 6 to the Omnibus Plan.
No “Liberal” Share Recycling for Any Awards. The Omnibus Plan does not allow the recycling of shares tendered to cover the exercise price or withheld to cover taxes upon the exercise of stock options and stock appreciation rights or any shares tendered or withheld to cover taxes on restricted shares, restricted stock units, performance-based awards and other stock-based awards.
No Dividends or Dividend Equivalents Paid on Unvested Awards. To the extent that any award under the Omnibus Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, such dividends or dividend equivalents will be accumulated and paid when, and to the extent that the underlying award vests.
No Repricing of Options or Stock Appreciation Rights. The Omnibus Plan prohibits the repricing of stock options and stock appreciation rights and cash buyouts of underwater options and stock appreciation rights without stockholder approval.

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Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the Omnibus Plan, other than incentive stock options, which may be granted only to employees. There are currently approximately 1,400 employees, and after the date of the 2025 Annual Meeting, six non-employee directors, and no consultants who would potentially be eligible to receive awards under the Omnibus Plan.
Shares Available for Awards; Award Limits. Under the Omnibus Plan, the number of shares available for future awards after such approval is the sum of (i) the number of shares available for the grant of future awards under the Omnibus Plan immediately before the Annual Meeting, and (ii) the number of shares subject to awards outstanding on the date of the Annual Meeting that are thereafter forfeited, terminated or cancelled. The number of shares issued or reserved pursuant to the Omnibus Plan will be adjusted by the plan administrator, as it deems appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock. With respect to any one participant, no more than (i) 400,000 shares of our common stock will be granted in a fiscal year, (ii) $2,000,000 will be paid in cash with respect to a performance period of one year, and (iii) $500,000 will be paid in cash with respect to a performance period greater than one year. In addition, the maximum number of shares subject to awards granted during any fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes).
Any shares of common stock subject to an award under the Omnibus Plan that are forfeited, cancelled, settled or otherwise terminated without a distribution of shares of common stock to a participant will thereafter be deemed to be available for awards. However, none of the following shares of common stock will be added back to the shares authorized for grant under the Omnibus Plan: (i) shares otherwise issuable or issued in respect of an award that are withheld to cover taxes or any applicable exercise price, (ii) shares subject to share-settled stock appreciation rights or options that are exercised, or (iii) shares tendered to exercise outstanding options or other awards or to cover applicable taxes on such awards.
Minimum Vesting Requirement. Except in the case of substitute awards, awards granted under the Omnibus Plan will be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the foregoing, the plan administrator may provide that the vesting of an award will accelerate in the event of a participant’s death, disability, retirement or a change in control, and the plan administrator may grant awards covering 5% of the shares of common stock reserved for issuance under the Omnibus Plan without regard to the minimum vesting provision. The vesting of any unvested awards granted to non-employee directors will be deemed to satisfy the one-year minimum vesting provision if the awards vest on the earlier of the one-year anniversary of the date of grant and the next regular annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting.
Stock Options. Under the Omnibus Plan, the plan administrator may grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. Stock options are a variable component of compensation designed to incentivize the participants to grow the Company and to increase the value of our shares. The plan administrator will establish the duration of each option at the time it is granted, with a maximum duration of 10 years (or in the case of a ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code, five years) from the date such option is granted, and may also establish vesting performance requirements that must be met prior to the exercise of options. Stock option grants must have an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of our common stock already owned by the option holder with a fair market value equal to the exercise price. Dividends may not be paid on awards of stock options under the Omnibus Plan.
Stock Appreciation Rights. The plan administrator may also grant stock appreciation rights, which will be exercisable upon the occurrence of certain contingent events. Stock appreciation rights are a variable component of compensation designed to retain key employees. Stock appreciation rights entitle the holder upon exercise to receive an amount in any combination of cash and shares of our common stock (as determined by the plan administrator) equal in value to the excess of the fair market value of the shares covered by the stock appreciation rights over the exercise price of the right.
Restricted Shares. The plan administrator may also grant restricted shares, which are awards of our shares of common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to vote the restricted shares or receive dividends on such shares (subject to the requirement that dividends cannot be paid on restricted shares until the shares vest). Restricted shares are a variable component of compensation also available to retain key employees when deemed appropriate.
Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the RSUs have not been forfeited, then on the date specified in the award agreement, we must

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deliver to the holder of the RSUs, unrestricted shares of our common stock, which will be freely transferable. RSUs are a variable component of compensation also designed to retain key employees when deemed appropriate.
Performance-Based Awards. Performance-based awards are denominated in shares of our common stock, stock units, or cash, and are linked to the satisfaction of performance criteria established by the plan administrator. Performance-based awards are a variable component of compensation designed to reward key management for achieving performance goals. The performance-based criteria applicable to such awards shall be determined by reference to any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (as may be adjusted); net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; scrap rates; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of our common stock; expense/cost control; working capital; volume/production; new products; customer satisfaction; brand development; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; days inventory outstanding; any other criteria specified by the plan administrator in its sole discretion; or any combination of, or a specified increase in, any of the foregoing.
Other Awards. In addition to the awards described above, the plan administrator may grant other incentives payable in cash or shares of common stock under the Omnibus Plan as it deems consistent with the terms of the Omnibus Plan and subject to such other terms and conditions as it deems appropriate.
Dividends and Dividend Equivalents. To the extent that any award under the Omnibus Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, notwithstanding anything in the Omnibus Plan to the contrary, such dividends or dividend equivalents will be accumulated and paid when and to the extent that the underlying award vests.
Change in Control Provisions. In connection with the grant of an award, the plan administrator may provide for the treatment of such award in the event of a change in control of the Company, including that, in the event of an involuntary termination of a participant’s employment by the Company in connection with a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and/or immediately exercisable.
Amendment and Termination. Our Board, or a committee thereof, may alter, amend, modify, or terminate the Omnibus Plan at any time; provided that the approval of our stockholders will be obtained for any amendment to the Omnibus Plan that requires stockholder approval under the rules of the stock exchange on which our common stock is then listed or in accordance with other applicable law. In addition, without stockholder approval, to the extent required by the rules of the stock exchange(s) on which the shares of common stock are traded, except as otherwise permitted under the “equitable adjustments” provisions of the Omnibus Plan, (i) no amendment or modification may reduce the exercise price of any stock option or stock appreciation right, (ii) the Compensation Committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new option or stock appreciation right, another award or cash and (iii) the Compensation Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange(s). No modification of an award will, without the prior written consent of the participant, impair the rights of a participant under the Omnibus Plan.
Compliance with Applicable Laws. We intend for awards granted under the Omnibus Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.
New Plan Benefits Under the Omnibus Plan. Future awards under the Omnibus Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.
Summary of Federal Income Tax Consequences
The following is a brief description of the federal income tax treatment that generally applies to Omnibus Plan awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the Omnibus Plan. A participant may also be subject to state, local and foreign taxes on an award.
Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then fair market value of the stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding

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deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was continuously employed by the Company or an affiliate from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of the exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.
If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to a corresponding deduction. If the holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. In addition, the participant will recognize capital gain or loss equal to the difference between the amount realized and the value of the shares on the date of exercise.
Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash paid to a participant or the fair market value of the shares awarded to a participant upon exercise, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.
Restricted Stock and Performance-Based Shares. A grant of restricted stock or performance-based shares will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then fair market value of the vested shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted stock during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may be permitted to elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date a restricted stock award or performance share award, as the case may be, is granted and to have the applicable income tax holding period commence as of that date. In such a case, the Company would be entitled to a corresponding deduction on the date of grant.
Restricted Stock Units. A grant of RSUs (including performance-based RSUs) will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares, the holder will realize ordinary income in an amount equal to the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the income tax basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents paid to the holder of RSUs during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividend equivalents are paid.
Performance Awards and Other Share-Based or Cash-Based Awards. A grant of a performance award or other stock-based or cash-based award will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction at such time. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will realize ordinary income in an amount equal to the cash received or the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.
Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Internal Revenue Code generally limits the deductible amount of total annual compensation paid by a public company to each “covered employee” to no more than $1

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million. A “covered employee” generally includes principal executive officer, principal financial officer and the next three highest paid executive officers.
Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, the Company may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award.
Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.
Vote Required for Approval
A majority of the votes cast is required to approve Amendment No. 6 to the Omnibus Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT NO. 6 TO THE LIMBACH HOLDINGS, INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN.

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PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Crowe LLP (“Crowe”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe has acted as the Company’s independent registered public accounting firm since 2016 and has served as the Company’s auditor since 2012.
Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of Crowe as our independent registered public accounting firm. However, the Board is submitting the appointment of Crowe to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Crowe are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required for Approval
At least a majority of the votes cast at the Annual Meeting will be required to ratify the appointment of Crowe. Abstentions and broker non-votes, if any, will not have any effect on the outcome of this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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AUDIT-RELATED MATTERS
Report of the Audit Committee
The Audit Committee represents and assists the Board by overseeing: (i) the Company's financial statements and internal controls; (ii) the independent registered public accounting firm's qualifications and independence; and (iii) the performance of the Company's independent registered public accounting firm.
On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with Nasdaq listing standards and other applicable regulations. Each member of the Audit Committee is financially literate and our Board has determined that committee member, Ms. Krzeminski, is an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.
Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of the Company's system of internal controls over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and auditing the Company’s internal controls over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm the Company's quarterly earnings releases, Quarterly Reports on Form 10-Q during fiscal year ended December 31, 2024, and the 2024 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with both management and the independent registered public accounting firm the design and efficacy of the Company's internal control over financial reporting.
The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence), and considered the compatibility of non-audit services rendered to the Company with the independence of the Company's independent registered public accounting firm. The Audit Committee has determined that the rendering of the services other than audit services by the independent registered public accounting firm is compatible with maintaining such firm’s independence.
The Audit Committee also discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work and the overall quality of the Company’s financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
Laurel J. Krzeminski (Chairperson)
Joshua S. Horowitz
Linda G. Alvarado
The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Independent Registered Public Accounting Firm Fees
The aggregate fees billed by the Company’s independent registered accounting firm, Crowe, for auditing the annual financial statements and related information included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.
Also set forth are “Audit-Related Fees.” Such fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.” These services include services and consultations related to the Company’s internal controls, the Company’s information technology controls, financial accounting and reporting standards and consents.
“Tax Fees” include fees for tax advice and tax planning. “All Other Fees” consist of permitted services other than those that meet the criteria described above. Crowe did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company's executive officers or members of the Board.
The following table shows the fees for professional services rendered to us by Crowe for services in respect of the years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees	$969,000	$1,044,567
Audit-Related Fees	—	10,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$969,000	$1,054,567
Consistent with the Audit Committee charter, audit, audit-related, tax, and other services are pre-approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Crowe’s independence.

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RELATED PERSON POLICY AND TRANSACTIONS
Related Person Transactions Policy and Procedures
Our Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is administered by our Nominating and Corporate Governance Committee and covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company was or is to be a participant, the amount involved exceeds $100,000 and in which a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $100,000, the policy states that related person transactions in which the amount involved exceed $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act, and related rules. Our Board set the threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because we believe that it is appropriate for the Nominating and Corporate Governance Committee to review transactions or potential transactions in which the amount involved exceeds $100,000, as opposed to $120,000. Pursuant to this policy, our Nominating and Corporate Governance Committee, among other things; (i) reviews the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) takes into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics. Management presents to our Nominating and Corporate Governance Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto, and updates the Nominating and Corporate Governance Committee as to any material changes to any related person transaction. All related person transactions may only be consummated if our Nominating and Corporate Governance Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions are excluded by our Nominating and Corporate Governance Committee under the policy. These excluded transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5% subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of our equity securities where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director will be permitted to participate in the approval of a related person transaction for which he or she is a related party.
Related Person Transactions
The Company did not enter into any related person transactions during fiscal years 2024 and 2023.

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OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to our Executive Vice President – Legal & Risk Management at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. Stockholders who currently receive multiple copies of the annual meeting materials at their address and would like to request “householding” of their communications should contact their brokers.
Electronic Access to Proxy Statement and Annual Report
This Proxy Statement and the Annual Report are available on the Company’s website at www.limbachinc.com under “Investors - Financials.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business and also will give you an electronic link to the proxy voting site.
Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet.
If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations department and tell us otherwise.
Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

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ANNEX A RECONCILIATION OF NON-GAAP MEASURES
Non-GAAP Financial Measures
In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measures are Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted Earnings per Share, which are non-GAAP financial measures.
Adjusted EBITDA and Adjusted EBITDA Margin
We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. Our board of directors and executive management team focus on Adjusted EBITDA and Adjusted EBITDA Margin as two of our key performance and compensation measures. Adjusted EBITDA and Adjusted EBITDA Margin assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of certain items that do not necessarily reflect our core operations. We believe that Adjusted EBITDA and Adjusted EBITDA Margin are meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service.
Adjusted Net Income and Adjusted Diluted Earnings per Share
We define Adjusted Net Income as net income, adjusted to exclude certain items that do not reflect our core operating performance, such as amortization of intangible assets, non-cash stock-based compensation, restructuring charges, the change in fair value of contingent consideration, acquisition and other transaction costs and the net tax effect of reconciling items, as further adjusted to eliminate the impact of, when applicable, other non-cash or expenses that are unusual or non-recurring. We define Adjusted Diluted Earnings per Share as Adjusted Net Income divided by the weighted average diluted shares outstanding. We believe Adjusted Net Income and Adjusted Diluted Earnings per Share are useful to investors as we use these metrics to assist with strategic decision making, forecasting future results, and evaluating current performance.
We understand that these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted Earnings per Share. Our calculations of these non-GAAP measures, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted Earnings per Share cannot be achieved without incurring the costs that the measure excludes. A reconciliation of net income to Adjusted EBITDA and net income to Adjusted Net Income, the most comparable GAAP measures, are provided below.

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Reconciliation of Net Income to Adjusted EBITDA (unaudited)

	Fiscal Year Ended December 31,
(in thousands)	2022	2023	2024
Revenue:	$496,782	$516,350	$518,781

Net income	6,799	20,754	30,875

Adjustments:
Depreciation and amortization	8,158	8,244	11,888
Interest expense	2,144	2,046	1,869
Interest income	—	(1,217)	(2,227)
Non-cash stock-based compensation expense	2,742	4,910	5,773
Loss on early debt extinguishment	—	311	—
Change in fair value of interest rate swap	(310)	124	(34)
Loss on early termination of operating lease	849	—	—
CEO transition costs	—	958	—
Restructuring costs(1)	6,016	1,770	1,427
Change in fair value of contingent consideration	2,285	729	3,770
Income tax provision	2,809	7,346	9,091
Acquisition and other transaction costs	273	826	1,282
Adjusted EBITDA	$31,765	$46,801	$63,714

Adjusted EBITDA Margin	6.4%	9.1%	12.3%
(1)    For the years ended December 31, 2024, 2023 and 2022, the majority of the restructuring costs related to our Southern California and Eastern Pennsylvania branches.
Reconciliation to Adjusted Net Income and Adjusted Diluted Earnings Per Share (unaudited)

	For the Years Ended December 31,
(in thousands, except share and per share amounts)	2022		2023		2024
Net income and diluted earnings per share	$6,799	$0.64	$20,754	$1.76	$30,875	$2.57

Pre-tax Adjustments:
Amortization of acquisition-related intangible assets	1,567	0.15	1,880	0.16	4,688	0.39
Non-cash stock-based compensation expense	2,742	0.26	4,910	0.42	5,773	0.48
Loss on early debt extinguishment	—	—	311	0.03	—	—
Loss on early termination of operating lease	849	0.08	—	—	—	—
Change in fair value of interest rate swap	(310)	(0.03)	124	0.01	(34)	—
Restructuring costs(1)	6,016	0.56	1,770	0.15	1,427	0.12
Change in fair value of contingent consideration	2,285	0.21	729	0.06	3,770	0.31
Acquisition and other transaction costs	273	0.03	826	0.07	1,282	0.11
CEO transition costs	—	—	958	0.08	—	—
Tax effect of reconciling items(2)	(3,623)	(0.34)	(3,107)	(0.26)	(4,564)	(0.38)
Adjusted net income and adjusted diluted earnings per share	$16,598	$1.56	$29,155	$2.48	$43,217	$3.60

Weighted average number of shares outstanding: Diluted		10,676,534		11,812,098		12,027,398
(1)    For the years ended December 31, 2024, 2023 and 2022, the majority of the restructuring costs related to our Southern California and Eastern Pennsylvania branches.
(2)    The tax effect of reconciling items was calculated using a statutory tax rate of 27%.

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ANNEX B LIMBACH HOLDINGS, INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN
Section 1. General.
The name of the Plan is the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Plan”). The Plan intends to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing.
Section 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.
(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c) “Approval Date” means the date on which the Plan is approved by the Company’s stockholders.
(d) “Certificate of Incorporation” means the certificate of incorporation of the Company, as amended and/or restated from time to time.
(e) “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(d) or the Stock Appreciation Right pursuant to Section 8(f).
(f) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share Based Award or Other Cash-Based Award granted under the Plan.
(g) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.
(h) “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(i) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(j) “Board” means the Board of Directors of the Company.
(k) “Cause” shall have the meaning assigned to such term in any Company or Affiliate employment or severance agreement, plan or policy or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause means (i) the refusal or neglect of the Participant to perform substantially his or her employment related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform his or her employment related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.

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(l) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(m) “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:
(i) any Person, other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii) there is consummated a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s and all of the Company’s Subsidiaries’ assets (determined on a consolidated basis), other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
For each Award that constitutes deferred compensation under Code Section 409A, a transaction shall constitute a Change in Control only if it also constitutes a “change in control event” under the regulations under Code Section 409A.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(n) “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(o) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(p) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise

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provided in the Company’s Certificate of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(q) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(r) “Company” means Limbach Holdings, Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).
(s) “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or non-employee Director.
(t) “Disability” shall have the meaning assigned to such term in any individual employment or severance agreement, plan or policy or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company or an Affiliate thereof. Notwithstanding the foregoing, if an Award is subject to Code Section 409A as “deferred compensation,” no payments shall be made based on Disability unless such disability is a “disability” as defined under Code Section 409A.
(u) “Director” means any individual who is a member of the Board.
(v) “Effective Date” shall have the meaning set forth in Section 20 of the Plan.
(w) “Eligible Recipient” means: (i) an Employee; (ii) a non-employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a non-employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.
(x) “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.
(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(z) “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(aa) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.
(bb) “Fair Market Value” as of a particular date shall mean: (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Shares as quoted on a U.S. automated inter-dealer quotation system for the last preceding date on which there was a sale of such stock in such system; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner not inconsistent with the regulations under Code Section 409A.
(cc) “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(dd) “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to and to be treated as an “incentive stock option” described in Code Section 422.

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(ee) “Nonqualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(ff) “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.
(gg) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(hh) “Other Share Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(ii) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive grants of Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(jj) “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.
(kk) “Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) scrap rates; (x) income; (xi) net income; (xii) operating income; (xiii) net operating income; (xiv) operating margin; (xv) earnings; (xvi) earnings per share; (xvii) return on equity; (xviii) return on investment; (xix) return on capital; (xx) return on assets; (xxi) return on net assets; (xxii) total shareholder return; (xxiii) economic profit; (xxiv) market share; (xxv) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxvi) expense or cost control; (xxvii) working capital; (xxviii) volume or production; (xxix) new products; (xxx) customer satisfaction; (xxxi) brand development; (xxxii) employee retention or employee turnover; (xxxiii) employee satisfaction or engagement; (xxxiv) environmental, health or other safety goals; (xxxv) individual performance; (xxxvi) strategic objective milestones; (xxxvii) days inventory outstanding; (xxxviii) any other criteria specified by the Administrator in its sole discretion; and (xxxix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(ll) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(mm) “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(nn) “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.
(oo) “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the

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Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals criteria, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.
(pp) “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(qq) “Retirement” means a termination of a Participant’s employment, other than for Cause and other than by reason of death or Disability, on or after the attainment of a combined total of age and years of Company or its Subsidiaries service to equal or exceed sixty five (65), provided however, that such a Participant must also have reached the age of sixty (60) to qualify for “Retirement.”
As otherwise set forth in the Plan, a Participant should provide at least six (6) months advance notice to the Company in order to terminate employment by Retirement unless such notice is waived or reduced in the sole discretion of the Administrator or its designee. Notwithstanding the foregoing, if an Award is subject to Code Section 409A as “deferred compensation,” no payments shall be made based on Retirement unless such retirement is a “separation from service” as defined under Code Section 409A.
(rr) “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(ss) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(tt) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of  (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(uu) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(vv) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
Section 3. Administration.
(a) The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i) to select those Eligible Recipients who shall be Participants;
(ii) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Restricted Shares and Restricted Stock Units and the conditions

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under which restrictions applicable to such Restricted Shares and Restricted Stock Units shall lapse, (B) the Performance Goals and periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) the number of Shares subject to each Award and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi) to determine the Fair Market Value;
(vii) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(viii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and
(ix) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards.
(a) Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 3,050,000. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is eight-hundred thousand (800,000).
(b) The aggregate Awards granted during any fiscal year to any Participant shall not exceed, subject to adjustment as provided in Section 5 of the Plan: (i) four-hundred thousand (400,000) Shares subject to Options or Stock Appreciation Rights, (ii) four-hundred thousand (400,000) Shares subject to Restricted Shares, Restricted Stock Units or Other Share Based Awards (other than Stock Appreciation Rights), and (iii) two million dollars ($2,000,000) with respect to Other Cash-Based Awards with a Restricted Period of one (1) year and five-hundred thousand dollars ($500,000) with respect to Other Cash-Based Awards with a Restricted Period greater than one (1) year. Notwithstanding the foregoing, the maximum number of Shares subject to Awards granted during any fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed five-hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).
(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if  (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any Share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares tendered to exercise outstanding Options or other Awards or to cover applicable taxes on any Awards shall not be available for issuance under the Plan.
(d) Except in the case of Substitute Awards granted pursuant to Section 4(e) and subject to Section 10 (c) and subject to the following sentence, Awards granted under the Plan shall be subject to a minimum vesting period of one (1) year.

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Notwithstanding the foregoing, (i) the Committee may provide that the vesting of an Award shall accelerate in the event of the Participant’s death, Disability, or Retirement, or the occurrence of a Change in Control, and (ii) the Committee may grant Awards covering five percent (5%) or fewer of the total number of Shares authorized under the Plan without respect to the above-described minimum vesting requirement. Notwithstanding the foregoing, with respect to Awards to non-employee Directors, the vesting of such Awards will be deemed to satisfy the one (1) year minimum vesting requirement to the extent that the Awards vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.
(e) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(f) In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.
Section 5. Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares or Other Share Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6. Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.
Section 7. Options.
(a) General. The Committee may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Committee may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Committee may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term

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of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422.
(c) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.
(d) Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including without limitation Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.
(e) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.
(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 of the Plan.

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(h) Termination of Employment or Service.
(i) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(i) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement with the required notice, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv) For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.
(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.
(j) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
(k) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i), or (ii) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).
Section 8. Stock Appreciation Rights.
(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60)

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days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.
(c) Exercisability.
(i) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d) Payment Upon Exercise.
(i) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(e) Termination of Employment or Service.
(i) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(f) Term.
(i) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(g) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
(h) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).

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Section 9. Restricted Shares.
(a) General. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.
(b) Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in Section 9(c) of the Plan, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.
The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c) Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii) Except as provided in Section 17 of the Plan or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iii) The rights of Participants granted Restricted Shares upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.
Section 10. Restricted Stock Units.
(a) General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant

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shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.
(b) Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof. Except as provided in this Section 10, as may otherwise be provided in the Participant’s Award Agreement, employment or other services agreement with the Company, or as may otherwise be determined by the Committee in its discretion, the Participant shall immediately forfeit all unvested Restricted Stock Units upon a termination of service occurring for any reason, provided however, that upon (i) the Death and/or Disability of the Participant the Restricted Stock Units granted will vest in full for time based Restricted Stock units and based on the achievement of Performance Goals at the Target level for performance based Restricted Stock Units (based on the Committee’s determination of Target level using the assumptions and methodologies the Committee determines are appropriate for such a determination), as the case may be, and be payable in accordance with the Award Agreement as soon as is reasonably practical after the Committee and the Company have been able to take all necessary steps to confirm payment is appropriate and arrange and coordinate for payment under such circumstances, (ii) the Retirement of the Participant without the required notice or in the case of a Reduction in Force (as defined below) the Restricted Stock Units granted hereunder will vest on a pro-rated basis through the date of such Retirement or Reduction in Force (as the case may be) for time based Restricted Stock Units and pro-rated based on the achievement of any Performance Goals at the actual performance levels at the date of such Retirement or Reduction in Force (as the case may be) for performance based Restricted Stock Units (based on the Committee’s determination of performance using the assumptions and methodologies the Committee determines are appropriate for such a determination), and (iii) the Retirement of the Participant with the required notice the Restricted Stock Units granted will continue to vest following the date of such Retirement for both time based Restricted Stock units and based on the achievement of Performance Goals at the actual performance levels achieved on the dates for such measurement for performance based Restricted Stock Units (based on the Committee’s determination of performance level using the assumptions and methodologies the Committee determines are appropriate for such a determination), as the case may be, in a manner determined by the Committee and be payable in accordance with the Award Agreement as soon as is reasonably practical after the date of the termination of service or vesting, as the case may be, and after the Company has been able to take all necessary steps to arrange and coordinate for payment. For the purposes of the Plan, “Reduction in Force” means any reduction in force or employer reorganization of the Company or its Subsidiaries that causes the Participant’s service to be terminated by the Company or its Subsidiaries without Cause in every case as determined by the Committee in its sole discretion.
(ii) Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.
(iii) Except as set forth in this Section 10, the rights of Participants granted Restricted Stock Units upon (i) termination of employment, (ii) termination of service as (x) a non-employee Director or (y) Consultant of the Company or an Affiliate thereof, in every case for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.
(e) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

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Section 11. Other Share Based or Cash-Based Awards.
(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
(b) The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.
Section 12. Change in Control.
The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Options and Stock Appreciation Rights by the Company, if the Company is the surviving corporation; (ii) the assumption of any Options and Stock Appreciation Rights by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Options and Stock Appreciation Rights, provided, however, that any such assumption or substitution with respect to Options and Stock Appreciation Rights under the foregoing clauses (ii) or (iii) shall occur in accordance with the requirements of Code Sections 409A and 424, when applicable; or (iv) settlement of any Options and Stock Appreciation Rights for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that an Award cannot reasonably become vested pursuant to its terms, such Options and Stock Appreciation Rights shall terminate and be canceled. To the extent that Restricted Shares, Restricted Stock Units or other Awards (other than Options and Stock Appreciation Rights) settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator. In taking any of the actions permitted under this subsection 12, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
Section 13. Amendment and Termination.
(a) The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent.
(b) Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained to increase the aggregate Share limit and annual Award limits described in Section 4 and for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Common Stock is traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Committee may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

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(c) Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d) Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.
Section 14. Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 15. Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Committee, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 16. Dividends; Dividend Equivalents.
Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.
Section 17. Non-United States Employees.
Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
Section 18. Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest

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therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19. Continued Employment.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 20. Effective Date and Approval Date.
The Plan was originally effective as of July 20, 2016 and has been amended by several previous amendments and the Plan, as amended and restated hereby, will be effective as of June 11, 2025 assuming and upon the approval of the Plan by the stockholders of the Company at the Company’s 2025 annual meeting of stockholders (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after June 11, 2035. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve (12) months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.
Section 21. Code Section 409A.
The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.
Section 22. Erroneously Awarded Compensation.
The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.
Section 23. Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 24. Plan Document Controls.
The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control. In addition, all Awards under the Plan shall be subject to the terms and conditions of any clawback policy, policy of recoupment or recovery of compensation adopted by the Company from time to time (as such policy may be

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amended) and is further subject to the requirements of any applicable law with respect to the recoupment or recovery of incentive compensation. By accepting any Award, the Participant hereby agrees to be bound by the requirements of this paragraph. The recoupment or recovery of such incentive compensation may be made by the Company or the Subsidiary that employed the Participant.